                                                   EXHIBIT 10.22

 PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN A
   CONFIDENTAL TREATMENT REQUEST UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE SYMBOL
   "[***]" IN THIS EXHIBIT INDICATES THAT INFORMATION HAS BEEN OMITTED. IN SECTION 1.1 - DEFINED TERMS, CERTAIN
  DEFINED TERMS WERE MOVED TO THE END OF SECTION 1.1 TO PRESERVE THE CONFIDENTIALITY OF THE OMITTED INFORMATION.

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                                          MORTGAGE AND SECURITY AGREEMENT

                                             Dated as of July 30, 2003

                                                      between

                                              FRONTIER AIRLINES, INC.

                                                        and

                                                      [***],
                                                as Collateral Agent

                                           One Airbus A318-111 Aircraft
                                            FAA Registration No. N802FR

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                                                 TABLE OF CONTENTS

                                                                                                      Page

ARTICLE I DEFINITIONS...................................................................................1

         Section 1.1.      Certain Definitions..........................................................1

ARTICLE II SECURITY  1

         Section 3.4.      Replacement and Pooling of Parts; Alterations, Modifications and Additions;

Appendix A        -       Definitions

Exhibit A         -       Form of Mortgage and Security Agreement Supplement

Exhibit B         -       Form of Lease Assignment

                                          MORTGAGE AND SECURITY AGREEMENT

                  This MORTGAGE AND SECURITY AGREEMENT, dated as of July 30, 2003 between FRONTIER AIRLINES,
                                                                           =
INC., a Colorado corporation (together with its successors and permitted assigns, the "Company"), and [***], as
Collateral Agent for the benefit of the Administrative Agent and the Noteholders (together with its permitted successors and assigns, the "Collateral Agent");

                                               W I T N E S S E T H :

                  WHEREAS, the Lenders have agreed, pursuant and subject to the terms and conditions of the
Credit Agreement, to make a Loan to the Company in connection with the acquisition of the Aircraft to be evidenced by the Notes; and

                  WHEREAS, the Company desires by this Mortgage, among other things, to grant to the Collateral
Agent a Lien on the Collateral in accordance with the terms hereof, as security for the Obligations.

                  NOW, THEREFORE, to secure the due and punctual payment of the Obligations, it is hereby covenanted and agreed by and between the parties hereto as follows:

                                                   Article I

                                                  DEFINITIONS

Section 1.1.      Certain Definitions.

                  Unless otherwise defined herein or the context requires otherwise, capitalized terms used herein shall have the meanings set forth in Appendix A hereto.

                                                   Article II

                                                   SECURITY

Section 2.1.      Grant of Security Interest.

                  The Company, in order to secure (i) the prompt payment when due of the Obligations and of the other Secured Obligations and (ii) the performance and observance by the Company of all agreements, covenants and provisions contained herein and in the Loan Documents and in the Related Loan Documents, and in consideration of the premises and of the covenants herein contained, and of other good and valuable consideration, the receipt of which is hereby acknowledged, has granted, bargained, sold, assigned, transferred, conveyed, mortgaged, pledged and confirmed and does hereby (subject to the terms and conditions hereof) grant, bargain, sell, assign, transfer, convey, mortgage, pledge and confirm unto the Collateral Agent, its permitted successors and assigns, for the security and benefit of the Administrative Agent and the Noteholders, forever, a continuing security interest in, and mortgage lien on, all estate, right, title and interest of the Company in, to and under the following described properties, rights, interests and privileges (which, collectively, including all property hereafter specifically subjected to the lien of this Mortgage by any instrument supplemental hereto, are referred to herein as the "Collateral"):

(a)      the Airframe and the Engines, each of which Engines is of 750 or more rated takeoff horsepower or the equivalent of such horsepower, and in the case of such Engines, whether or not any such Engine shall be installed in or attached to the Airframe or any other airframe, together with all accessories, equipment, parts and appurtenances appertaining or attached to the Airframe (other than jet aircraft engines not constituting Engines) or Engines, whether now owned or hereafter acquired, and all substitutions, renewals and replacements of and additions, improvements, accessions and accumulations to the Airframe and Engines and all records, logs and other documents at any time maintained with respect to the foregoing;

(b)      the Purchase Agreement Rights, but subject always to the provisions of Section 3.11 hereof;

(c)      all proceeds with respect to the requisition of title to or use of the Aircraft or any part thereof, and all insurance proceeds with respect to the Aircraft or any part thereof, but excluding any insurance maintained by the Company and not required under Section 3.6 hereof;

(d)      all moneys and securities now or hereafter paid or deposited or required to be paid or deposited to or with the Collateral Agent in pledge hereunder and held or required to be held by the Collateral Agent hereunder;

(e)      any and all property that may, from time to time hereafter, in accordance with the provisions of this
         Mortgage, by delivery or by Mortgage Supplement or by other writing of any kind, for the purposes hereof be in any way subjected to the lien and security interest hereof or be expressly conveyed, mortgaged, assigned, transferred, deposited, in which a security interest may be granted by the Company and/or pledged by the Company, or by any Person authorized to so do on its behalf or with its consent, to and with the Collateral Agent, who is hereby authorized to receive the same at any and all times as and for additional security hereunder;

(f)      all proceeds of the foregoing;

                  PROVIDED, HOWEVER, that notwithstanding any of the foregoing provisions of this Section 2.1, so long as no Event of Default shall have occurred and be continuing, (i) the Company shall have the right, to the exclusion of the Collateral Agent, to quiet enjoyment of the Airframe and Engines, and to possess, use, retain and control the Airframe and Engines and all revenues, income and profits derived therefrom and (ii) the
Collateral Agent, shall not, through its own actions or inactions, nor shall it permit any person lawfully claiming by or through it, including, without limitation, any Lender to interfere with, or suffer to exist with respect to the Aircraft any Lien attributable to the Collateral Agent or any such person which might interfere with, the Company's (or any Lessee's) continued possession, use and operation of, and quiet enjoyment (including, without limitation, administrative quiet enjoyment) of, the Aircraft during the term of this Mortgage in accordance with the terms of the Loan Documents so long as no Event of Default shall have occurred and be continuing.

                  TO HAVE AND TO HOLD the Collateral unto the Collateral Agent, its permitted successors and assigns, forever, upon the terms herein set forth, in trust for the benefit, security and protection of the
Administrative Agent and the Noteholders, without any priority of any one Note over any other, and for the uses and purposes and subject to the terms and provisions set forth in this Mortgage.

                  It is expressly agreed that anything herein contained to the contrary notwithstanding, the
Company shall remain liable under each of the Loan Documents to which it is a party to perform all of the obligations assumed by it thereunder, all in accordance with and pursuant to the terms and provisions thereof, and neither the Administrative Agent, the Collateral Agent nor the Noteholders shall have any obligation or liability under any of the Loan Documents to which the Company is a party by reason of or arising out of the assignment hereunder, nor shall the Administrative Agent, the Collateral Agent or the Noteholders be required or obligated in any manner to perform or fulfill any obligations of the Company under any of the Loan Documents to which the Company is a party, or, except as herein expressly provided, to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or present or file any claim, or take any action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may entitled at any time or times.

                  The Company does hereby irrevocably constitute and appoint the Collateral Agent the true and lawful attorney of the Company (which appointment is coupled with an interest) with full power (in the name of the Company or otherwise) to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys (in each case including insurance and requisition proceeds) and all other property which now or hereafter constitutes part of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or to take any action or to institute any proceeding which the
Collateral Agent may deem to be necessary or advisable in the premises; provided that the Collateral Agent shall not exercise any such rights except upon the occurrence and during the continuance of an Event of Default.

                  The Company agrees that at any time and from time to time, upon the written request of the
Collateral Agent, the Company will promptly and duly execute and deliver or cause to be duly executed and delivered any and all such further instruments and documents as the Collateral Agent may reasonably deem desirable in obtaining the full benefits of the assignment hereunder and of the rights and powers herein granted.

                  The Company does hereby warrant and represent that it has not assigned or pledged, and hereby covenants that it will not assign or pledge, so long as the assignment hereunder shall remain in effect, any of its right, title or interest hereby assigned, to anyone other than the Collateral Agent.

Section 2.2.      Exclusion for Certain Inflight Equipment.

                  The Mortgagee acknowledges and agrees that notwithstanding anything to the contrary herein set forth, the Mortgagor may at any time during the term of this Mortgage install a telephone system and/or an inflight entertainment system for passenger use on any Aircraft (collectively, the "Inflight Equipment") provided that:

(a)      the owner or financier of the Inflight Equipment will have no Lien on or against such Aircraft and no rights with respect to such Aircraft except the right to remove the Inflight Equipment from such
         Aircraft if such owner, financier or the Company repairs and restores such Aircraft as provided below;

(b)      such right of installation and removal is subject to and conditional upon any such owner or financier repairing any damage to the Aircraft in connection therewith and paying (and holding the Agents and the
         Lenders harmless with respect to) all costs, expenses and liabilities in connection therewith; and

(c)      prior to the installation of any Inflight Equipment, the Company shall provide the Collateral Agent with the identity and notice particulars of the owner or financier of such Inflight Equipment. The Collateral
         Agent acknowledges that, if the requirements of this Section 2.2 are satisfied in full, at all times
         (i)  the Inflight Equipment will not constitute a Part or a part of such Aircraft, and (ii) the Inflight
         Equipment will not become subject to the Lien of this Mortgagee.

                                                   Article III

                                             COVENANTS OF THE COMPANY

Section 3.1.      Liens.

                  The Company will not directly or indirectly create, incur, assume or permit to exist any Lien on or with respect to any of the Collateral or title thereto or any interest therein except:

(a)      the Lien of this Mortgage;

(b)      the rights of others under agreements or arrangements to the extent permitted by Sections 3.2 and 3.4 hereof;

(c)      Liens for taxes of the Company (or any Lessee) either not yet due or payable or being contested in good faith by appropriate proceedings so long as such proceedings do not involve any material risk of the sale, forfeiture or loss of the Airframe or any Engine or any interest therein or adversely affect the
         Lien of this Mortgage;

(d)      materialmen's, mechanics', workmen's, repairmen's, employees' or other like Liens arising in the ordinary course of the Company's (or, if a Lease is then in effect, Lessee's) business (including those arising under maintenance agreements entered into in the ordinary course of business) securing obligations that are not overdue for a period of more than sixty (60) days or are being contested in good faith by appropriate proceedings so long as such proceedings do not involve any material risk of the sale, forfeiture or loss of the Airframe or any Engine or any interest therein or adversely affect the Lien of this Mortgage;

(e)      Liens arising out of any judgment or award against the Company (or any Lessee), unless the judgment secured shall not, within sixty (60) days after the entry thereof, have been discharged, vacated, reversed or the execution thereof stayed pending appeal or shall not have been discharged, vacated or stayed within sixty (60) days after the expiration of such stay;

(f)      any other Lien with respect to which the Company (or any Lessee) shall have provided a bond, cash collateral or other security adequate in the reasonable opinion of the Collateral Agent; and

(g)      Liens approved in writing by the Collateral Agent.

Liens described in clauses (a) through (g) above are referred to herein as "Permitted Liens." The Company shall promptly, at its own expense, take such action as may be necessary to duly discharge any Lien other than a
Permitted Lien arising at any time .

Section 3.2.      Possession, Operation and Use, Maintenance and Registration.

(a)      Possession.

                  The Company shall not, without the prior written consent of the Collateral Agent, lease or otherwise in any manner deliver, transfer or relinquish possession of the Airframe or any Engine or install or permit any Engine to be installed in any airframe other than the Airframe or enter into any Wet Lease; provided that so long as no Special Default or Event of Default shall have occurred and be continuing at the time of such lease, delivery, transfer or relinquishment of possession or installation and so long as the action to be taken shall not deprive the Collateral Agent of the first priority Lien of this Mortgage on the Airframe and so long as the Company (or any Lessee) shall comply with the provisions of Sections 3.2(c) and 3.6 hereof, the Company may, without the prior written consent of the Collateral Agent:

    (i)  subject any Engine to normal pooling or similar arrangements, in each case customary in the airline industry and entered into by the Company in the ordinary course of its business; provided that (A) no such arrangement contemplates or requires the transfer of title to the Airframe, (B) if the Company's title to any Engine shall be divested under any such arrangement, such divestiture shall be deemed to be an Event of Loss with respect to such Engine and the Company shall (or shall cause Lessee to) comply with Section 3.4(f) hereof in respect thereof, and (C) any such arrangement shall be with a U.S. Air
         Carrier;

    (ii) deliver possession of the Airframe or any Engine to the manufacturer thereof (or for delivery thereto)
         or to any organization (or for delivery thereto) for testing, service, repair, maintenance or overhaul work on the Airframe or Engine or any part thereof or for alterations or modifications in or additions to such Airframe or Engine to the extent required or permitted by the terms of Section 3.4(d) hereof;

    (iii)install an Engine on an airframe which is owned by the Company free and clear of all Liens, except: (A)
         Permitted Liens and those which apply only to the engines (other than Engines), appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment (other than Parts) installed on such airframe (but not to the airframe as an entirety), (B) the rights of third parties under customary interchange agreements provided that the Company's title to such Engine and the first priority Lien of this Mortgage shall not be divested or impaired as a result thereof and (C) mortgage liens or other security interests, provided that (as regards this subclause (C)) such mortgage liens or other security interests effectively provide that such Engine shall not become subject to such mortgage or security interest, notwithstanding the installation thereof on such airframe;

    (iv) install an Engine on an airframe which is leased to the Company or purchased by the Company subject to a conditional sale or other security agreement, provided that (x) such airframe is free and clear of all
         Liens, except: (A) the rights of the parties to the lease or conditional sale or other security agreement covering such airframe, or their assignees, and (B) Liens of the type permitted by clause
         (iii) of this Section 3.2(a) and (y) such lease, conditional sale or other security agreement effectively provides that such Engine shall not become subject to the lien of such lease, conditional sale or other security agreement, notwithstanding the installation thereof on such airframe;

    (v)  install an Engine on an airframe owned by the Company, leased to the Company or purchased by the Company which is subject to a conditional sale or other security agreement under circumstances where neither clause (iii) nor clause (iv) of this Section 3.2(a) is applicable, provided that such installation shall be deemed an Event of Loss with respect to such Engine and that the Company shall comply with Section
         3.4(f) hereof in respect thereof, the Collateral Agent not intending hereby to waive any right or interest it may have to or in such Engine under applicable law until compliance by the Company with such
         Section 3.4(f);

    (vi) subject the Airframe or any Engine to the Civil Reserve Air Fleet Program and transfer possession of the
         Airframe or any Engine to the United States of America or any instrumentality or agency thereof pursuant to the Civil Reserve Air Fleet Program, so long as the Company shall (A) promptly notify the Collateral
         Agent upon subjecting the Airframe or any Engine to the Civil Reserve Air Fleet Program in any contract year and provide the Collateral Agent with the name and address of the Contracting Office Representative for the Air Mobility Command of the United States Air Force to whom notices must be given, and (B)
         promptly notify the Collateral Agent upon transferring possession of the Airframe or any Engine to the
         United States of America or any agency or instrumentality thereof pursuant to such program;

    (vii)transfer possession of the Airframe or any Engine to the United States of America or any instrumentality or agency thereof pursuant to a contract, a copy of which shall be provided to the Collateral Agent; or

   (viii)the Company may, at any time, enter into any lease of the Airframe or any Engine with (A) a
         U.S. Air Carrier approved in writing by the Collateral Agent, or (B) any other Person approved in writing by the Collateral Agent (in each case under (A) or (B), upon the approval of the Majority in
         Interest of Noteholders which approval shall not be unreasonably withheld or delayed), in any such case, if the lessee under such lease is not subject to a proceeding under applicable bankruptcy, insolvency or reorganization laws on the date such lease is entered into.

                  The rights of any Lessee or other transferee who receives possession by reason of a transfer permitted by this Section 3.2(a) (other than the transfer of an Engine which is deemed an Event of Loss) shall be effectively subject and subordinate to (except to the extent such rights arise from a possessory lien for services rendered or goods provided to the Aircraft by a maintenance organization which rights are not created by contract and are preferred by law, and any Lease permitted by this Section 3.2(a) shall be expressly subject and subordinate to, all the terms of this Mortgage and to the Lien of this Mortgage, including, without limitation, the covenants contained in this Section 3.2 and the Collateral Agent's rights to foreclosure and possession pursuant to Section 4.2 hereof and to avoid such Lease upon such repossession, and the Company shall remain primarily liable hereunder for the performance of all of the terms of this Mortgage to the same extent as if such lease or transfer had not occurred, and, except as otherwise provided herein, the terms of any such Lease shall not permit any Lessee to take any action not permitted to be taken by the Company in this Mortgage with respect to the Aircraft. No pooling agreement, lease or other relinquishment of possession of the Airframe or any Engine or Wet Lease shall in any way discharge or diminish any of the Company's obligations to the Collateral Agent hereunder or constitute a waiver of the Collateral Agent's rights or remedies hereunder. Any Lease permitted under this Section 3.2(a) shall expressly prohibit any further sublease by the Lessee. The Collateral Agent agrees, for the benefit of the Company and for the benefit of any mortgagee or other holder of a security interest in any engine (other than an Engine) owned by the Company, any lessor of any engine (other than an
Engine) leased to the Company and any conditional vendor of any engine (other than an Engine) purchased by the
Company subject to a conditional sale agreement or any other security agreement, that no interest shall be created hereunder in any engine so owned, leased or purchased and that neither the Collateral Agent nor its successors or assigns will acquire or claim, as against the Company or any such mortgagee, lessor or conditional vendor or other holder of a security interest or any successor or assignee of any thereof, any right, title or interest in such engine as the result of such engine being installed on the Airframe; provided, however, that such agreement of the Collateral Agent shall not be for the benefit of any lessor or secured party of any airframe (other than the Airframe) leased to the Company or purchased by the Company subject to a conditional sale or other security agreement or for the benefit of any mortgagee of or any other holder of a security interest in an airframe owned by the Company, unless such lessor, conditional vendor, other secured party or mortgagee has expressly agreed (which agreement may be contained in such lease, conditional sale or other security agreement or mortgage) that neither it nor its successors or assigns will acquire, as against the
Collateral Agent, any right, title or interest in an Engine as a result of such Engine being installed on such airframe. A Wet Lease of not more than six (6) months not involving a transfer of operational control of the
Aircraft shall be permitted, without the prior written consent of the Collateral Agent, so long as no Special
Default or Event of Default shall have occurred and be continuing. The Company shall provide to the Collateral
Agent (i) written notice of any Lease or Wet Lease hereunder (such notice to be given not later than five days prior to entering into such lease or Wet Lease) and (ii) a copy of each Lease or Wet Lease which has a term of more than six months and, upon request of the Collateral Agent, a copy of any other Lease or Wet Lease.

(b)      Lessee agrees that it shall cause any Lease or Wet Lease of more than six (6) months duration (or, if a
Special Default or Event of Default is continuing, any Lease or Wet Lease regardless of its duration) entered into in accordance with the provisions of Section 3.2(a) to be assigned to Collateral Agent at the time such
Lease or Wet Lease is entered into pursuant to a Lease Assignment substantially in the form of Exhibit B hereto with such changes as may be requested by Company, the consent of Collateral Agent not to be unreasonably withheld, at least ten (10) days before the intended date of execution thereof.

(c)      Operation and Use.

                  The Company will not maintain, use, service, repair, overhaul or operate the Aircraft (or permit any Lessee or other Person to maintain, use, service, repair, overhaul or operate the Aircraft) in violation of any law or any rule, regulation, order or certificate of any government or governmental authority
(domestic or foreign) having jurisdiction, or in violation of any airworthiness certificate, license or registration relating to the Aircraft issued by any such authority, except to the extent that the Company is contesting in good faith the validity or application of any such law, rule, regulation or order in any reasonable manner which does not adversely affect the first priority Lien of this Mortgage and does not involve any material risk of sale, forfeiture or loss of the Aircraft.

                  The Company shall not operate the Aircraft, or permit any Lessee to operate the Aircraft, in any area excluded from coverage by any insurance required by the terms of Section 3.6 hereof; provided, however, that the failure of the Company to comply with the provisions of this sentence shall not give rise to an Event of
Default hereunder where such failure is attributable to extraordinary circumstances involving an isolated occurrence or series of incidents not in the ordinary course of the regular operations of the Company (or any
Lessee) attributable to a hijacking, medical emergency, equipment malfunction, weather, navigational error, if in each case the Company (or such Lessee, as the case may be) is taking all reasonable steps to remedy such failure as soon as is reasonably practicable.

(d)      Maintenance.

                  The Company, at its own cost and expense, shall maintain, service, repair and overhaul (or cause to be maintained, serviced, repaired and overhauled) the Aircraft so as to keep the Aircraft in as good an operating condition as when initially subjected to the Lien hereof, ordinary wear and tear excepted, and as may be necessary to enable the applicable airworthiness certification for the Aircraft to be maintained in good standing at all times (other than temporary periods of storage in accordance with its FAA-approved maintenance and storage program or during maintenance, repair, overhaul or modification permitted hereunder) under the
Federal Aviation Act, except when all Airbus A318 series aircraft powered by engines of the same type as those with which the Airframe shall be equipped at the time of such grounding and registered in the United States have been grounded by the FAA, in accordance with the Maintenance Program and utilizing the same standard of maintenance, service, repair or overhaul used by the Company with respect to similar aircraft operated by the
Company in similar circumstances. The Company will not subject the Aircraft or any Engine to a fleet maintenance contract under which a Lien may be imposed on such property in respect of services performed on other aviation property. The Company shall maintain or cause to be maintained in the English language all records, logs and other materials required to be maintained in respect of the Aircraft by the FAA or the applicable regulatory agency or body of any other jurisdiction in which the Aircraft may then be registered.

(e)      Identification of Collateral Agent's Interest.

                  On or prior to the date of the Loan, or as soon as practicable thereafter, the Company agrees to affix and maintain (or cause to be affixed and maintained), at its expense, in the cockpit of the Airframe adjacent to the airworthiness certificate therein and on each Engine a nameplate bearing the inscription:

                  "SUBJECT TO A MORTGAGE AND SECURITY AGREEMENT IN FAVOR OF [***], AS COLLATERAL AGENT"

(such nameplate to be replaced, if necessary, with a nameplate reflecting the name of any successor Collateral
Agent). Except as above provided or as may be required by Law, the Company will not allow the name of any Person
(other than the Company) to be placed on the Airframe or on any Engine as a designation that might be interpreted as a claim of security interest or ownership; provided that nothing herein contained shall prohibit the Company
(or any Lessee) from placing its customary colors and insignia on the Airframe or any Engine.

(f)      Registration.

                  The Company, at its own expense, will cause the Aircraft to be duly registered, and at all times to remain duly registered, in the name of the Company under the Federal Aviation Act, provided, however, that the Company may elect to effect a change in the registration of the Aircraft, at the Company's expense, with the prior written consent of the Collateral Agent (which may be given or withheld in its sole discretion).

Section 3.3.      Inspection. At reasonable times and, so long as no Event of Default shall have occurred and be continuing, on at least 15 days prior written notice to the Company, the Collateral Agent or its authorized representatives may (not more than once every calendar year (unless an Event of Default has occurred and is continuing)) inspect the Aircraft and inspect and make copies (at the Collateral Agent's expense) of the books and records of the Company relating to the maintenance of the Aircraft; any such inspection of the Aircraft shall be limited to a visual, walk-around inspection and shall not include opening any panels, bays or the like without the express consent of the Company; provided that no exercise of such inspection rights shall interfere with the normal operation or maintenance of the Aircraft by, or the business of, the Company or any Lessee. The Collateral
Agent shall not have any duty to make any such inspection and shall not incur any liability or obligation by reason of not making any such inspection.

Section 3.4.      Replacement and Pooling of Parts; Alterations, Modifications and Additions; Substitution of
Engines.

(a)      Replacement of Parts.

                  The Company, at its own cost and expense, will so long as the Airframe or an Engine is subject to the Lien of this Mortgage (as soon as reasonably practicable and subject to the provisions of this
Section 3.4) replace or cause to be replaced all Parts which may from time to time be incorporated or installed in or attached to the Airframe or any Engine and which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever, except as otherwise provided in Section 3.4(d) hereof or if the Airframe or an Engine to which a Part relates has suffered an Event of Loss. In addition, the Company (or any Lessee) may, at its own cost and expense, remove in the ordinary course of maintenance, service, repair, overhaul or testing, any Parts, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use, provided that the Company (or such Lessee), except as otherwise provided in this Section 3.4, will, at its own cost and expense, replace such Parts as promptly as practicable. All replacement Parts shall be free and clear of all Liens (except Permitted Liens and pooling arrangements to the extent permitted by Section 3.4(c) and except in the case of replacement property temporarily installed on an emergency basis) and shall be in as good operating condition as, and shall have a value and utility at least equal to, the Parts replaced assuming such replaced Parts were in the condition and repair required to be maintained by the terms hereof.

(b)      Parts.

                  Except as otherwise provided in Section 3.4(d) hereof, all Parts at any time removed from the
Airframe or any Engine shall remain subject to the Lien of this Mortgage, no matter where located, until such time as such Parts shall be replaced by Parts that have been incorporated or installed in or attached to such
Airframe or Engine and which meet the requirements for replacement Parts specified in Section 3.4(a) hereof.
Immediately upon any replacement part becoming incorporated or installed in or attached to an Airframe or Engine as provided in Section 3.4(a) hereof, without further act (subject only to Permitted Liens and any pooling arrangement to the extent permitted by Section 3.4(c) hereof and except in the case of replacement property temporarily installed on an emergency basis), (i) title to such replacement Part shall be owned by the Company,
(ii) the replaced Part shall thereupon be free and clear of all rights of the Collateral Agent and the Liens created hereby and the replacement part shall be deemed a Part hereunder; and (iii) such replacement Part shall become subject to the Lien of this Mortgage and be deemed part of such Airframe or Engine, as the case may be, for all purposes hereof to the same extent as the Parts originally incorporated or installed in or attached to such Airframe or Engine.

(c)      Pooling of Parts.

                  Any Part removed from the Airframe or any Engine as provided in Section 3.4(a) hereof may be subjected by the Company (or any Lessee) to a normal pooling arrangement customary in the airline industry of which the Company (or any Lessee) is a party entered into in the ordinary course of the Company's (or such
Lessee's) business; provided that the part replacing such removed Part shall be incorporated or installed in or attached to such Airframe or Engine in accordance with Sections 3.4(a) and 3.4(b) hereof as promptly as practicable after the removal of such removed Part. In addition, any replacement Part when incorporated or installed in or attached to the Airframe or any Engine in accordance with Section 3.4(a) hereof may be owned by any third party subject to such a normal pooling arrangement, provided that the Company (or any Lessee), at its expense, as promptly thereafter as practicable, either (i) causes such replacement Part to become subject to the
Lien of this Mortgage, free and clear of all Liens except Permitted Liens (other than pooling arrangements), at which time such temporary replacement Part shall become a Part or (ii) replaces such replacement Part by incorporating or installing in or attaching to such Airframe or Engine a further replacement Part which is subject to the Lien of this Mortgage, free and clear of all Liens except Permitted Liens (other than pooling arrangements).

(d)      Alterations; Modifications and Additions.

                  The Company, at its own expense, will make (or cause to be made) such alterations and modifications in and additions to the Airframe and any Engine as may be required from time to time by the FAA;
provided, however, that the Company may, in good faith, contest the validity or application thereof in any reasonable manner which does not adversely affect the Collateral. In addition, the Company, at its own expense, may from time to time add further parts or accessories and make such alterations and modifications in and additions to the Airframe or any Engine as the Company may deem desirable in the conduct of its business, including, without limitation, removal of Parts which the Company has determined in its reasonable judgment to be obsolete or no longer suitable or appropriate for use on the Airframe or such Engine (such parts, "Obsolete
Parts"); provided that no such alteration, modification or addition shall materially diminish the value, utility or remaining useful life of such Airframe or such Engine below the value, utility or remaining useful life thereof immediately prior to such alteration, modification or addition, assuming such Airframe or Engine was then in the condition required to be maintained by the terms of this Mortgage. All Parts incorporated or installed in or attached or added to the Airframe or any Engine as the result of such alteration, modification or addition
(the "Additional Parts") shall become subject to the Lien of this Mortgage. Notwithstanding the foregoing sentence, the Company may remove or suffer to be removed any Additional Part, provided that such Additional Part
(i) is in addition to, and not in replacement of or in substitution for, any Part originally incorporated or installed in or attached to such Airframe or Engine at the time of delivery thereof hereunder or any Part in replacement of, or in substitution for, any such Part, (ii) is not required to be incorporated or installed in or attached or added to such Airframe or Engine pursuant to the terms of Section 3.2(a) or (c) hereof or the first sentence of this Section 3.4(d), and (iii) can be removed from such Airframe or Engine without diminishing or impairing the value, utility or remaining useful life which such Airframe or Engine would have had at the time of removal had such alteration, modification or addition not occurred, assuming that such Airframe or Engine was in the condition and repair required to be maintained by the terms hereof. Upon the removal by the Company of any such Part as above provided, such Part shall, without further act, be free and clear of all rights of the
Collateral Agent and the Lien created hereby and such Part shall no longer be deemed a Part hereunder.

(e)      Notwithstanding anything to the contrary set forth in this Section 3.4, if at any relevant time a replacement Part having the same remaining value and utility as a Part being removed from the Airframe or an
Engine is not readily available, the Company may replace such Part with a part not meeting such requirements provided that the Company replaces such part with a Part meeting such requirements as soon as reasonably practicable (taking into scheduling and operational needs and commitments of the Company) but in no event later than the earlier of (x) 180 days after such non-complaint part is installed and (y) the next heavy maintenance check or overhaul of the Airframe or Engine, as the case may be.

(f)      Substitution of Engines.

                  The Company shall have the right at its option at any time, on at least thirty (30) days' prior written notice to the Collateral Agent, to substitute, and if an Event of Loss shall have occurred with respect to an Engine (not involving an Event of Loss with respect to the Airframe with respect to which the Company is required to prepay the Notes in accordance with Section 2.8(b) of the Credit Agreement), shall give notice thereof to the Collateral Agent within ten (10) days after the occurrence of such Event of Loss, and shall, within ninety (90) days after the occurrence of such Event of Loss substitute, a Replacement Engine; provided that both Engines shall be of the same make and model. In such event, immediately upon the effectiveness of such substitution on the date set forth in such notice and without further act, (i) the replaced Engine shall thereupon be free and clear of all rights of the Collateral Agent and the Lien created hereby and shall no longer be deemed an Engine hereunder, and (ii) such Replacement Engine shall become subject to the Lien of this
Mortgage, free and clear of all Liens except Permitted Liens, and be deemed part of the Aircraft for all purposes hereof to the same extent as the Engine originally installed on or attached to the Airframe. The Company's right to make a replacement hereunder shall be subject to the fulfillment of the following conditions precedent at the
Company's sole cost and expense:

    (i)  The following documents shall have been duly authorized, executed and delivered by the respective party or parties thereto and shall be in full force and effect, and an executed counterpart of each shall have been delivered to the Collateral Agent:

(A)      a Mortgage Supplement covering the Replacement Engine (filed for recording pursuant to the Federal
                  Aviation Act);

(B)      an Officer's Certificate of the Company stating (i) that the Replacement Engine is of at least equal value, utility and remaining useful life as the Engine it replaces assuming such Engine had been maintained in the condition required hereunder and (ii) each of the conditions specified in this paragraph (f) with respect to such Replacement Engine, and any comparable provisions of any Lease permitted hereby to which such Engine is subject, have been satisfied;

(C)      such Uniform Commercial Code financing statements covering the Lien created by this Mortgage as deemed necessary or desirable by counsel for the Collateral Agent to protect the security interests of the Collateral Agent in the Replacement Engine; and

(D)      a certificate, reasonably acceptable to the Collateral Agent in form and substance, of an aircraft engineer (which may be an aircraft engineer employed by the Company) or qualified independent aircraft appraiser certifying, with respect to such Replacement Engine, to the effect specified in Section 3.4(f)(i)(B) hereof;

    (ii) Upon request by the Collateral Agent, the Company shall furnish the Collateral Agent with (A) an opinion addressed to the Collateral Agent, reasonably satisfactory in form and substance to the Collateral
         Agent, of the Company's counsel, which may be the Company's General Counsel or an Associate General
         Counsel, to the effect that (x) such documents reasonably requested by the Collateral Agent are sufficient to cause such Replacement Engine to be subject to the Lien of this Mortgage and (y) the
         Collateral Agent will continue to be entitled to the benefits of Section 1110 of the Bankruptcy Code (as then in effect) with respect to the Replacement Engine; provided that the opinion in clause (y) need not be delivered to the extent that the benefits of Section 1110 of the Bankruptcy Code were not, solely by reason of a change in law or interpretation thereof, available with respect to the Engine being substituted for immediately prior to such substitution, (B) upon recordation, an opinion of qualified
         FAA counsel, or if applicable, qualified counsel in the jurisdiction of the Aircraft's registration addressed to the Collateral Agent, in either case satisfactory in form and substance to the Collateral
         Agent as to the due recordation of the Mortgage Supplement as a first priority Lien on the Replacement
         Engine, registration of the ownership of the Replacement Engine to the extent registration of ownership to an engine may be accomplished apart from registration of title to the Airframe upon which such engine is installed and the freedom from Liens of record, and (C) such evidence of compliance with the insurance provisions of Section 3.6 hereof with respect to such Replacement Engine as the Collateral
         Agent may reasonably request; and

    (iii)The Company shall have delivered to the Collateral Agent (A) a copy of the bill of sale respecting such
         Replacement Engine or other evidence of the Company's ownership of such Replacement Engine, reasonably satisfactory to the Collateral Agent and (B) appropriate instruments assigning to the Collateral Agent the benefits, if any, of all manufacturer's and vendor's warranties generally available and permitted to be assigned by the Company with respect to such Replacement Engine.

                  Upon such substitution, (x) the Collateral Agent shall execute and deliver to the Company such documents and instruments, prepared at the Company's expense, as the Company shall reasonably request, to evidence the release of such replaced Engine from the Lien of this Mortgage; (y) the Collateral Agent shall assign to the Company all claims it may have against any other Person relating to an Event of Loss of such replaced Engine giving rise to such substitution; and (z) the Company shall receive all insurance proceeds and proceeds in respect of any Event of Loss of such replaced Engine giving rise to such replacement to the extent not previously applied as provided herein.

Section 3.5.      Loss, Destruction or Requisition.

(a)      Event of Loss With Respect to the Airframe.

                  Upon the occurrence of an Event of Loss with respect to the Airframe or an Engine, the Company shall promptly (and in any event within five (5) days after such occurrence) give the Collateral Agent written notice of such Event of Loss. In the event of an Event of Loss of the Airframe, the Company shall prepay the
Notes in accordance with Section 2.8(b) of the Credit Agreement.

(b)      Non-Insurance Payments Received on Account of an Event of Loss.

                  As between the Collateral Agent and the Company, any payments on account of an Event of Loss
(other than insurance proceeds or other payments the application of which is provided for in Section 3.6 hereof, or elsewhere in this Mortgage, as the case may be, or payments in respect of damage to the business or property, of the Company) with respect to the Aircraft, an Engine or any Part received at any time by the Collateral Agent or by the Company from any governmental authority or other Person will be applied as follows:

    (i)  if such payments are received with respect to an Event of Loss to an Engine or Part (not involving an
         Event of Loss as to the Airframe) that has been replaced by the Company pursuant to Section 3.4(f)
         hereof, such payments shall be paid over to, or retained by, the Company; and

    (ii) if such payments are received with respect to an Event of Loss as to the Aircraft, such payments shall be applied to the prepayment to the Notes required pursuant to Section 2.8(b) of the Credit Agreement and the payment of any other Secured Obligations then due and payable and after the Notes and such other
         Secured Obligations shall have been paid in full, the balance, if any, of such payment shall be promptly paid over to, or retained by, the Company.

(c)      Requisition of Use.

                  In the event of a requisition for use by any government, so long as it does not constitute an
Event of Loss, of the Airframe and the Engines or engines installed on the Airframe so long as the Airframe or an
Engine is subject to the Lien of this Mortgage, the Company shall promptly notify the Collateral Agent of such requisition and all of the Company's obligations under this Mortgage shall continue to the same extent as if such requisition had not occurred. So long as no Special Default or Event of Default shall have occurred and be continuing, any payments received by the Collateral Agent or the Company from such government with respect to such requisition of use shall be paid over to, or retained by, the Company. In the event of an Event of Loss of an Engine resulting from the requisition for use by a government of such Engine (but not the Airframe), the
Company will replace such Engine hereunder by complying with the terms of Section 3.4(f) hereof and any payments received by the Collateral Agent or the Company from such government with respect to such requisition shall be paid over to, or retained by, the Company.

(d)      Application of Payments During Existence of Special Default or Event of Default.

                  Any amount referred to in this Section 3.5 which is payable to the Company shall not be paid to or retained by the Company, if at the time of such payment or retention a Special Default or an Event of Default shall have occurred and be continuing, but shall be held by or paid over to the Collateral Agent as security for the Secured Obligations and applied against the Secured Obligations as and when due. Upon the earlier of (a) such time as there shall not be continuing any such Special Default or Event of Default or (b) the termination of this
Mortgage in accordance with Section 8.1, such amount, and any interest realized thereon pursuant to Section 7.1 hereof, shall be paid over to the Company to the extent not previously applied in accordance with the preceding sentence.

Section 3.6.      Insurance.

(a)      Public Liability and Property Damage Insurance.

    (I)  Except as provided in clause (II) of this Section 3.6(a), and subject to the provisions of
Section 3.6(f) hereof, the Company will carry or cause to be carried at its expense (i) aircraft public liability insurance (including, without limitation, passenger legal liability, bodily injury liability, aircraft war risk, allied perils and hijacking insurance), property damage and contractual liability insurance (exclusive of manufacturer's product liability insurance) with respect to the Aircraft, in an amount per occurrence not less than the greater of (x) the amount of public liability and property damage insurance from time to time applicable to aircraft owned or operated by the Company of the same type as the Aircraft and (y) [***] and (ii) cargo liability insurance, in the case of both clause (i) and clause (ii), (A) of the type and covering the same risks as from time to time applicable to aircraft operated by the Company of the same type as the Aircraft and (B)
which is maintained in effect with insurers of recognized responsibility acceptable to the Collateral Agent
(acting reasonably). For avoidance of doubt, any insurers acceptable to a majority of lessors or financiers of similar aircraft within the Company's fleet shall be deemed acceptable to Collateral Agent. Any policies of insurance carried in accordance with this paragraph (a) and any policies taken out in substitution or replacement for any of such policies (A) shall be amended to name the Additional Insureds (but without imposing on any such party liability to pay the premiums for such insurance) as additional insureds as their interests may appear, (B)
shall provide that in respect of the interest of any Additional Insured in such policies the insurance shall not be invalidated by any action or inaction of the Company or any other Person and shall insure the Additional
Insureds regardless of any breach or violation of any warranty, declaration or condition contained in such policies by the Company or any other Person, (C) may provide for self-insurance to the extent permitted by
Section 3.6(d) and (D) shall provide that if the insurers cancel such insurance for any reason whatever or if any material change is made in such insurance which adversely affects the interest of any Additional Insured, or such insurance shall lapse for non-payment of premium, such cancellation, lapse or change shall not be effective as to any Additional Insured for thirty (30) days (ten (10) days for non-payment of premium) (seven (7) days in the case of war risk and allied perils coverage) after issuance to the broker of record of written notice by such insurers of such cancellation, lapse or change; provided, however, that if any notice period specified above is not obtainable, such policies shall provide for as long a period of prior notice as shall then be obtainable.
Each liability policy (1) shall be primary without right of contribution from any other insurance which is carried by any Additional Insured, (2) shall expressly provide that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each Additional
Insured, and (3) shall waive any right of the insurers to any set-off or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of any Additional Insured.

    (II) During any period that the Aircraft is on the ground and not in operation, the Company may carry or cause to be carried, in lieu of the insurance required by clause (I) above, insurance otherwise conforming with the provisions of said clause (I) except that (A) the amounts of coverage shall not be required to exceed the amounts of public liability and property damage insurance from time to time applicable to aircraft owned or operated by the Company of the same type as the Aircraft and which are on the ground and not in operation; and
(B) the scope of the risks covered and the type of insurance shall be the same as from time to time shall be applicable to aircraft owned or operated by the Company of the same type which are on the ground and not in operation.

(b)      Insurance Against Loss or Damage to the Aircraft.

    (I)  Except as provided in clause (II) of this Section 3.6(b) and subject to the provisions of Section 3.6(f)
hereof, the Company shall maintain or cause to be maintained in effect, at its expense, with insurers of recognized responsibility, all-risk ground and flight aircraft hull insurance (with flight, taxi and ingestion coverages) covering the Aircraft and all-risk ground and flight coverage of Engines and Parts while temporarily removed from the Aircraft (providing for insurance on an agreed value basis) (including, without limitation, war risk and allied perils, governmental confiscation and expropriation (other than by the government of the United
States) and hijacking insurance, if and to the extent the same is maintained by the Company with respect to other aircraft owned or operated by the Company on the same routes, except that the Company shall maintain war risk and governmental confiscation and expropriation (other than by the government of the United States) and hijacking insurance if the Aircraft is operated on routes where the custom is for similarly situated air carriers flying comparable routes to carry such insurance) which is of the type as from time to time applicable to aircraft owned or operated by the Company of the same type as the Aircraft; provided that such insurance shall at all times while the Aircraft is subject to this Mortgage be for an amount (subject to self-insurance to the extent permitted by Section 3.6(d)) not less than 115% of the then aggregate outstanding principal amount of the Notes
(the "Loan Loss Value"). Any policies carried in accordance with this paragraph (b) covering the Aircraft and any policies taken out in substitution or replacement for any such policies (i) shall be amended to name the
Additional Insureds as additional insureds, as their interests may appear (but without imposing on any such party liability to pay premiums with respect to such insurance), (ii) may provide for self-insurance to the extent permitted in Section 3.6(d), (iii) shall provide that (A) in the event of an Event of Loss or a loss involving proceeds in excess of  [***], the proceeds in respect of such loss up to an amount equal to [***] of the aggregate outstanding principal amount of the Notes, plus all accrued and unpaid interest thereon and any other
Obligations (including any Obligation arising under Section 8.4 of the Credit Agreement) then due and payable
(the "Balance Due"), shall be payable to Collateral Agent (except in the case of a loss with respect to an Engine installed on an airframe other than the Airframe, in which case the Company shall arrange for any payment of insurance proceeds in respect of such loss to be held for the account of the Collateral Agent whether such payment is made to the Company (or any third party), it being understood and agreed that in the case of any payment to the Collateral Agent otherwise than in respect of an Event of Loss, the Collateral Agent shall, upon receipt of evidence satisfactory to it (acting reasonably) that the damage giving rise to such payment shall have been repaired or that such payment shall then be required to pay for repairs then being made, pay the amount of such payment to the Company or its order, and (B) the entire amount of any loss, other than an Event of Loss, involving total proceeds of [***] or less or the amount of any proceeds of any loss in excess of the Balance Due shall be paid to the Company or its order, unless in the case of (A) or (B) a Special Default or an Event of
Default shall have occurred and be continuing (in which event the same shall be held by Collateral Agent and applied as provided in Section 3.6(g)) and the insurers shall have been notified thereof by the Collateral Agent,
(iv) shall provide that if the insurers cancel such insurance for any reason whatever, or such insurance lapses for non-payment of premium or if any material change is made in the insurance which adversely affects the interest of the Additional Insured such cancellation, lapse or change shall not be effective as to any Additional
Insured for thirty (30) days (10 days for non-payment of premium) (seven (7) days in case of hull war risk and allied perils coverage) after issuance to the broker of record of written notice by such insurers of such cancellation, lapse or change; provided, however, that if any notice period specified above is not obtainable, such policies shall provide for as long a period of prior notice as shall then be obtainable, (v) shall provide that in respect of the interest of the Additional Insureds in such policies the insurance shall not be invalidated by any action or inaction of the Company or any other Person and shall insure the Additional Insureds regardless of any breach or violation of any warranty, declaration or condition contained in such policies by the
Company or any other Person, (vi) shall be primary without any right of contribution from any other insurance which is carried by any Additional Insured, (vii) shall waive any right of subrogation of the insurers against any Additional Insured, and (viii) shall waive any right of the insurers to set-off or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of any Additional Insured to the extent of any moneys due to it. In the case of a loss with respect to an engine (other than an Engine) installed on the Airframe, the Collateral Agent shall hold any payment to it of any insurance proceeds in respect of such loss for the account of the Company or any other third party that is entitled to receive such proceeds.

                  As between the Collateral Agent and the Company, it is agreed that all insurance payments received as the result of the occurrence of an Event of Loss will be applied as follows:

                           (w)      so much of such payments remaining, after reimbursement of the Collateral
                  Agent for reasonable costs and expenses incurred by it in connection with such Event of Loss, as shall not exceed the Balance Due shall be applied in reduction of the Company's obligation to pay the Balance Due, if not already paid by the Company, or, if already paid by the Company, shall be applied to reimburse the Company for its payment of such Balance Due, and the balance, if any, of such payments remaining thereafter will be paid over to, or retained by, the
                  Company; and

                           (x)      if such payments are received with respect to an Engine under the circumstances contemplated by Section 3.4(f) hereof, so much of such payments remaining, after reimbursement of the Collateral Agent for reasonable costs and expenses incurred by it in connection with such Event of Loss, shall be paid over to, or retained by, the Company;
                  provided that the Company shall have fully performed or, concurrently therewith, will fully perform, the terms of Section 3.4(f) hereof with respect to the Event of Loss for which such payments are made.

                  As between the Collateral Agent and the Company, the insurance payments for any property damage or loss to the Airframe or any Engine not constituting an Event of Loss with respect thereto will be applied to reimburse the Company for repairs or for replacement property in accordance with the terms of Sections 3.2(c) and
3.4 hereof, and any balance (or if already paid for by the Company, all such insurance proceeds) remaining after compliance with such Sections with respect to such loss shall be paid to the Company.

    (II) During any period that the Aircraft is on the ground and not in operation, the Company may carry or cause to be carried, in lieu of the insurance required by clause (I) above, insurance otherwise conforming with the provisions of said clause (I) except that the scope of the risks and the type of insurance shall be the same as from time to time applicable to aircraft owned by the Company of the same type similarly on the ground and not in operation; provided that the Company shall maintain insurance against risk of loss or damage to the Aircraft in an amount at least equal to the Balance Due during such period that the Aircraft is on the ground and not in operation.

(c)      Reports, etc.

                  The Company will furnish, or cause to be furnished, to the Collateral Agent, on or before the date of the Loan, signed by AON or any other independent firm of insurance brokers acceptable to the Collateral
Agent acting reasonably (the "Insurance Brokers"), an insurance certificate and Insurance Broker's letter of undertaking describing in reasonable detail the insurance then carried and maintained with respect to the
Aircraft and stating the opinion of such firm that the insurance then carried and maintained with respect to the
Aircraft complies with the terms hereof; provided, however, that all information contained in the foregoing report shall not be made available by the Collateral Agent or the Noteholders to anyone except (A) to permitted transferees of the interest of the Collateral Agent or the Noteholders who agree to hold such information confidential, (B) to the Collateral Agent's or the Noteholder's counsel or independent public accountants or independent insurance advisors who agree to hold such information confidential or (C) as may be required by any statute, court or administrative order or decree or governmental ruling or regulation. In addition, the Company will also cause such Insurance Brokers to deliver to the Collateral Agent, on or prior to the date of expiration of any insurance policy referenced in a previously delivered certificate of insurance, a confirmation that the policy has been renewed and within five (5) business days of such renewal, a renewal certificate of insurance and
Insurance Broker's letter of undertaking, substantially in the same form as delivered by the Company to the
Collateral Agent on the date of the Loan. In the event that the Company or any Lessee shall fail to maintain or cause to be maintained insurance as herein provided, the Collateral Agent may at its sole option provide such insurance and, in such event, the Company shall, upon demand, reimburse the Collateral Agent for the cost thereof to the Collateral Agent, without waiver of any other rights the Collateral Agent may have.

(d)      Self-Insurance.

                  The Company may self-insure by way of deductible, premium adjustment or franchise provisions or otherwise (including, with respect to insurance maintained pursuant to Section 3.6(b), insuring for a maximum amount which is less than the Loan Loss Value) in the insurance covering the risks required to be insured against pursuant to this Section 3.6 under a program applicable to all aircraft in the Company's fleet, but in no case shall the aggregate amount of self-insurance in regard to Section 3.6(a) and Section 3.6(b) exceed $750,000 per occurrence, provided that no self-insurance shall be allowed in the case of an Event of Loss to the Airframe.

(e)      Additional Insurance by the Collateral Agent and the Company.

                  The Company may at its own expense carry insurance with respect to its interest in the Aircraft in amounts in excess of that required to be maintained by this Section 3.6, so long as such excess insurance is not in conflict with the insurance otherwise required hereunder.

(f)      Indemnification by Government in Lieu of Insurance; Temporary Unavailability.

    (i)  Notwithstanding any provisions of this Section 3.6 requiring insurance, the Collateral Agent agrees to accept, in lieu of insurance against any risk with respect to the Aircraft, indemnification from, or insurance provided by, the United States Government or any agency or instrumentality thereof against such risk in an amount which, when added to the amount of insurance against such risk maintained by the
         Company (or any Lessee) with respect to the Aircraft (including permitted self-insurance) shall be at least equal to the amount of insurance against such risk otherwise required by this Section 3.6. Company shall furnish to the Collateral Agent a certificate of a responsible officer confirming in reasonable detail the amount and terms of any such indemnity or insurance as soon as is practicable.

    (ii) Notwithstanding any provisions of this Section 3.6 regarding insurance, should the availability or amount of any particular coverage be cancelled or restricted on a world fleet-wide basis, the Collateral
         Agent and Borrower shall consult in good faith with respect to a temporary modification of the requirements set forth herein concerning the cancelled or restricted coverage with a view toward permitting Borrower to continue to operate the Aircraft in accordance with then applicable international aviation insurance practice until the relevant coverage is reinstated or the restriction(s) affecting the same is/are lifted; provided that, in the case of a cancellation or material restriction, unless the
         Collateral Agent otherwise agrees,  the Aircraft shall be grounded by the Borrower during the continuance of such consultation until an agreement between the Borrower and the Collateral Agent is reached.

(g)      Application of Payments During Existence of a Special Default or an Event of Default.

                  Any amount referred to in paragraph (b) of this Section 3.6 which is payable to or retainable by the Company shall not be paid to or retained by the Company if at the time of such payment or retention a
Special Default or an Event of Default shall have occurred and be continuing, but shall be held by or paid over to the Collateral Agent as security for the Secured Obligations and applied against the Secured Obligations as and when due. Upon the earlier of (a) such time as there shall not be continuing any such Special Default or
Event of Default or (b) the termination of this Mortgage in accordance with Section 8.1, such amount, and any interest realized thereon pursuant to Section 7.1 hereof, shall be paid to the Company to the extent not previously applied in accordance with the preceding sentence.

Section 3.7.      Filings.

                  The Company will take, or cause to be taken, at the Company's cost and expense, such action with respect to the recording, filing, re-recording and re-filing of this Mortgage, each Mortgage Supplement and each Lease Assignment, and any financing statements or other instruments as are necessary, or requested by the
Collateral Agent and appropriate, to maintain, so long as this Mortgage is in effect, the perfection of the Lien created by this Mortgage and the other Collateral Documents, or will furnish to the Collateral Agent timely notice of the necessity of such action, together with such instruments, in execution form, and such other information as may be required to enable the Collateral Agent to take such action.

Section 3.8.      Corporate Existence.

                  The Company shall at all times maintain its corporate existence except as permitted by Section
3.9 hereof.

Section 3.9.      Merger, Consolidation.

                  The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease substantially all its assets as an entirety to any Person unless:

    (i)  the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety shall be a Certificated Air Carrier;

    (ii) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety shall execute and deliver to the Collateral Agent an agreement in form and substance reasonably satisfactory to Collateral Agent containing an assumption by such successor corporation or Person of the due and punctual performance and observance of each covenant and condition of this Mortgage and the
         Notes and any other Loan Document (to the extent any such covenant or condition in any such other Loan
         Document pertains to the Loan or the Notes) to be performed or observed by the Company;

    (iii)immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

    (iv) such Person has an unsecured debt credit rating from S&P or from Moody's (as defined in the term
         "Permitted Investments") not less than that in effect immediately prior to such transaction;

    (v)  the rights and remedies of the Collateral Trustee and of the Noteholders under the Loan Documents are not adversely affected; and

    (vi) the Company shall have delivered to the Collateral Agent an Officer's Certificate, and, as to
         Sections 3.9(i), (ii) and (v) an opinion of counsel, each stating that such consolidation, merger, conveyance, transfer or lease and the assumption agreement mentioned in clause (ii) above comply with this Section 3.9 and that all conditions precedent herein provided for relating to such transaction have been complied with.

                  Upon any consolidation or merger, or any conveyance, transfer or lease of substantially all of the assets of the Company as an entirety in accordance with this Section 3.9, the successor corporation or Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Mortgage and the other Loan Documents with the same effect as if such successor corporation or Person had been named as the Company herein. No such conveyance, transfer or lease of substantially all of the assets of the
Company as an entirety shall have the effect of releasing the Company or any successor corporation or Person which shall theretofore have become such in the manner prescribed in this Section 3.9 from its liability in respect of any Loan Document to which it is a party.

Section 3.10.     Notice of Change of the Company's Location.

                  The Company will notify the Collateral Agent of any change in the location of the Company (for purposes of Article 9 of the Uniform Commercial Code) promptly after making such change and in any event within a reasonable period of time prior to the date by which it is necessary under applicable law to make any filing in order to prevent the lapse of perfection (absent refiling) of financing statements filed under or with respect to this Mortgage.

Section 3.11.     Interests in the Purchase Agreement.

                  The grant by the Company to the Collateral Agent of the Company's interests in and to the
Purchase Agreement Rights as set forth in granting clause (b) of Section 2.1 hereof is subject to the following:

(a)      If and so long as  [***] shall not have received notice from the Collateral Agent in writing addressed to its Chief Executive Officer [***] that an Event of Default under this Mortgage has occurred and is continuing, the Collateral Agent (1) authorizes the Company, on behalf of but to the exclusion of the
         Collateral Agent, to exercise in the Company's own name the Purchase Agreement Rights and (2) at the
         Company's expense, shall cooperate with the Company and take such actions as the Company reasonably deems necessary to enable the Company to enforce the Purchase Agreement Rights.

(b)      Effective upon the receipt by [***] of notice from the Collateral Agent that an Event of Default under this Mortgage has occurred and is continuing and thereafter until [***] shall have received written notice from the Collateral Agent that such Event of Default has been cured or waived, (which notice the
         Collateral Agent agrees to give promptly after such cure or waiver has been accepted or given, as the case may be): (1) at the Collateral Agent's option, the authorization given to the Company under clause
         (a) of this Section 3.11 to enforce the Purchase Agreement Rights shall henceforth cease to be effective and the Collateral Agent and its successors and assigns, to the exclusion of the Company, shall be entitled to assert and enforce the Purchase Agreement Rights as substitute party plaintiff or otherwise and the Company, at the request of the Collateral Agent or its successors or assigns and at the
         Company's expense, shall cooperate with and take such action as reasonably necessary to enable the
         Collateral Agent and its successors and assigns to enforce Purchase Agreement Rights, and the Collateral
         Agent, if it shall elect to enforce such Purchase Agreement Rights, shall use its best efforts to assert and enforce Purchase Agreement Rights, and (2) the Company will be deemed to have irrevocably constituted the Collateral Agent and its successors and permitted assigns the Company's true and lawful attorney (it being acknowledged that such appointment is coupled with an interest, namely the Collateral
         Agent's rights acquired and to be acquired hereunder) with full power (in the name of the Company or otherwise) to ask, require, demand, receive, compound and give acquittance for any and all monies and claims due and to become due under, or arising out of, the Purchase Agreement in respect of Purchase
         Agreement Rights, and for such period as the Collateral Agent may exercise rights with respect thereto under this clause (2), to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any orders in connection therewith and to file any action or institute (or, if previously commenced, assume control of) any proceedings and to obtain any recovery in connection therewith which the Collateral Agent may deem to be necessary or advisable in the premises.

(c)      Notwithstanding granting clause (b) of Section 2.1, this Section 3.11 and anything in this Mortgage to the contrary, all amounts that [***] or the Manufacturer is obligated to pay to the Company pursuant to the Purchase Agreement Rights (a "Manufacturer Payment") will be payable and applicable as follows: all the Manufacturer Payments shall be paid to the Company unless and until [***] shall have received written notice from the Collateral Agent that an Event of Default under this Mortgage has occurred and is continuing, whereupon [***] and the Manufacturer will make any and all such payments directly to the
         Collateral Agent, until [***] shall have received written notice from the Collateral Agent that all
         Events of Default under this Mortgage have been cured or waived (which notice the Collateral Agent agrees to give promptly after such cure or waiver has been accepted or given, as the case may be). Any amounts received by the Collateral Agent pursuant to the immediately preceding sentence, to the extent not theretofore applied in satisfaction of the Secured Obligations, shall be returned to the Company promptly after all Events of Default hereunder have been cured or waived.

(d)      For all purposes of this Mortgage, [***] shall not be deemed to have knowledge of a declaration of an
         Event of Default under this Mortgage or of the discontinuance or waiver of an Event of Default unless and until the Manufacturer shall have received written notice addressed to [***] as provided in paragraph (a) above, and in acting in accordance with the terms and conditions of the Purchase Agreement and this Mortgage, [***] and the Manufacturer may rely conclusively upon any such notice.

(e)      Anything herein contained to the contrary notwithstanding: (1) the Company shall at all times remain liable to [***] and the Manufacturer under or pursuant to the Purchase Agreement to perform all of its duties and obligations thereunder to the same extent as if this Mortgage had not been executed; (2) the exercise by the Collateral Agent of any of the Company's rights assigned hereunder shall not release the
         Company from any of its duties or obligations to [***] or the Manufacturer under or pursuant to the
         Purchase Agreement except to the extent that such exercise by the Collateral Agent shall constitute performance of such duties and obligations; and (3) except as provided in clause (f) of this Section
         3.11, the Collateral Agent shall not have any obligation or liability under the Purchase Agreement by reason of, or arising out of, this Mortgage or be obligated to perform any of the obligations or duties of the Company under the Purchase Agreement or to make any payment or make any inquiry as to the sufficiency of any payment received by it or to present or to file any claim or to take any other action to collect or enforce any claim for any payment assigned hereunder.

(f)      Without in any way releasing the Company from any of its duties or obligations under the Purchase
         Agreement, the Collateral Agent confirms for the benefit of [***]and the Manufacturer that, insofar as the Purchase Agreement Rights are concerned, in exercising any rights under the Purchase Agreement, or in making any claim under or pursuant to the Purchase Agreement, the terms and conditions of the
         Purchase Agreement shall apply to, and be binding upon, the Collateral Agent to the same extent as the
         Company.

(g)      Nothing contained in this Mortgage shall (1) subject [***] or the Manufacturer to any liability to which it would not otherwise be subject under the Purchase Agreement or (2) modify in any respect [***] or the
         Manufacturer's contract rights thereunder.

Section 3.12.     General Indemnity. Subject to the next following paragraph but without limiting any other rights that any Indemnitee may have under the other Loan Documents or applicable law, the Company hereby agrees to indemnify each Indemnitee on an after-tax basis against, and agrees to protect, save and keep harmless each of them from any and all Expenses imposed on, incurred by or asserted against any Indemnitee arising out of or resulting from (i) the operation, possession, use, maintenance, overhaul, testing, registration, reregistration, delivery, non-delivery, lease, nonuse, modification, alteration, or sale of any Aircraft, Airframe or Engine, or any engine used in connection with any Airframe or any part of any of the foregoing or any Inflight Equipment, by the Company, any Lessee or any other Person whatsoever, whether or not such operation, possession, use, maintenance, overhaul, testing, registration, reregistration, delivery, non-delivery, lease, nonuse, modification, alteration, or sale is in compliance with the terms of this Mortgage, including, without limitation, claims for death, personal injury or property damage or other loss or harm to any person whatsoever and claims relating to any laws, rules or regulations pertaining to such operation, possession, use, maintenance, overhaul, testing, registration, reregistration, delivery, non-delivery, lease, non-use, modification, alteration, sale or return including environmental control, noise and pollution laws, rules and regulations;
(ii) the manufacture, design, purchase, acceptance, rejection, delivery, or condition of the Aircraft, Airframe or any Engine, any engine used in connection with any Airframe, any Inflight Equipment, or any part of any of the foregoing including, without limitation, latent and other defects, whether or not discoverable, or trademark or copyright infringement of any trademarks and/or copyrights of third parties; (iii) the Loan Documents, or the transactions contemplated thereby, or any breach of or failure by the Company to perform or observe, or any other noncompliance by the Company with, any covenant or agreement to be performed, or other obligation of the Company under any of the Loan Documents, or the falsity of any representation or warranty of the Company in any of the
Loan Documents; and (iv) any Event of Default hereunder or the enforcement against the Company of any of the terms hereof (including, without limitation, Article IV hereof).

                  The foregoing indemnity shall not extend to any Expense of any Indemnitee to the extent attributable to one or more of the following: (1) acts or omissions involving the willful misconduct or gross negligence of such Indemnitee or any Person acting on behalf of such Indemnitee (other than gross negligence imputed to such Indemnitee solely by reason of its interest in an Aircraft or participation in the Loan
Documents, as finally determined by a court of competent jurisdiction); (2) any Tax, or increase in tax liability under any tax law (such matter being the subject to the indemnity in Section 2.12 of the Credit Agreement or an exclusion thereto; (3) any Expense for which any Indemnitee receives compensation or indemnification under any other provision hereof or of the Credit Agreement, or a failure on the part of the Administrative Agent to distribute in accordance with the Loan Documents any amounts received and distributable by it thereunder; (4) any breach of any undertaking or any misrepresentation contained herein or in any other Loan Document to which such
Indemnitee is a party or any agreement relating hereto or thereto by such Indemnitee and in each case not attributable directly to any breach of undertaking, any misrepresentation or any noncompliance with any of the terms hereof or any other Loan Document or any agreement relating hereto or thereto by the Company; (5) any
Expenses as a result of a violation of the Securities Act (as defined below) relating to or arising out of the offer, issuance, sale or delivery by such Indemnitee (or any person who controls such Indemnitee within the meaning of Section 15 of the Securities Act of 1933 (the "Securities Act"), as amended) of the Loan; or (6) any
Expense of a Lender which is incurred as a result of the sale, assignment, conveyance or other transfer, whether voluntary or involuntary, of the Loan or an interest therein, other than (a) as a result of an Event of Default, or (b) for which the Borrower is responsible under Section 2.14 or 2.15 of the Credit Agreement or any other provision of the Loan Documents.

                  If a claim is made against an Indemnitee involving one or more Expenses and such Indemnitee has notice thereof, such Indemnitee (or its agent) shall promptly after receiving such notice give notice of such claim to the Company; provided that the failure to provide such notice shall not release the Company from any of its obligations to indemnify hereunder except to the extent that the Company is prejudiced as a result of the failure to give such notice in a timely fashion, and no payment by the Company to an Indemnitee pursuant to this
Section 3.12 shall be deemed to constitute a waiver or release of any right or remedy which the Company may have against such Indemnitee for any actual damages as a result of the failure by such Indemnitee to give the Company such notice. The Company shall be entitled, at its sole cost and expense, acting through a single counsel reasonably acceptable to the respective Indemnitee, so long as the Company has acknowledged in writing its responsibility for such Expense hereunder (unless such Expense is covered by the second paragraph of this Section
3.12, except that such acknowledgment does not apply if the decision of a court or arbitrator provides that the
Company is not liable hereunder), (A) in any judicial or administrative proceeding that involves solely a claim for one or more Expenses, to assume responsibility for and control thereof, (B) in any judicial or administrative proceeding involving a claim for one or more Expenses and other claims related or unrelated to the transactions contemplated by the Loan Documents, to assume responsibility for and control of such claim for Expenses to the extent that the same may be and is severed from such other claims (and such Indemnitee shall use its reasonable efforts to obtain such severance), and (C) in any other case, to be consulted by such Indemnitee with respect to judicial proceedings subject to the control of such Indemnitee and to be allowed, at the Company's sole expense, to participate therein. The Indemnitee may participate at its own expense and with its own counsel in any judicial proceeding controlled by the Company pursuant to the preceding provisions. Notwithstanding any of the foregoing, the Company shall not be entitled to assume responsibility for and control of any such judicial or administrative proceedings if any Event of Default shall have occurred and be continuing, if such proceedings will involve a material risk of the sale, forfeiture or loss of an Aircraft unless the Company shall have posted a bond or other security reasonably satisfactory to the relevant Indemnitee with respect to such risk or if such proceedings could entail any risk of criminal liability being imposed on such Indemnitee.

                  Each Indemnitee shall supply the Company with such information reasonably requested by the
Company as is necessary or advisable for the Company to control or participate in any proceeding to the extent permitted by this Section 3.12. Such Indemnitee shall not enter into a settlement or other compromise with respect to any Expense without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed, unless such Indemnitee waives its right to be indemnified with respect to such Expense under this Section 3.12. In the case of any Expense indemnified by Company hereunder which is covered by a policy of insurance maintained by Company, each Indemnitee agrees, at Company's expense, to cooperate reasonably with the insurers in the exercise of their rights to investigate, defend or compromise such loss or liability as may be reasonably required to retain the benefits of such insurance with respect to such loss or liability.

                  To the extent of any payment of any Expense pursuant to this Section 3.12, the Company, without any further action, shall be subrogated to any claims the Indemnitee may have relating thereto. The Indemnitee agrees to give such further assurances or agreements and to cooperate with the Company to permit the Company to pursue such claims, if any, to the extent reasonably requested by the Company.

                  In the event that the Company shall have paid an amount to an Indemnitee pursuant to this
Section 3.12, and such Indemnitee subsequently shall be reimbursed in respect of such indemnified amount from any other Person, such Indemnitee shall promptly pay the Company the amount of such reimbursement, including interest received attributable thereto, provided that no Special Default or Event of Default has occurred and is continuing (in which event such amount shall be paid over promptly to the Collateral Agent and applied in the same manner as provided in Section 3.6(g)).

Section 3.13.     General Covenant. The Company agrees to timely pay and perform each of its covenants and agreements contained in the other Loan Documents.

                                                   Article IV

                                         REMEDIES OF THE COLLATERAL AGENT
                                             UPON AN EVENT OF DEFAULT

Section 4.1.      Event of Default. Each of the following events shall constitute an Event of Default (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and each such Event of Default shall continue so long as, but only as long as, it shall not have been remedied:

(a)      (i)  The Company shall fail to make any payment within two (2) Business Days after the same shall have become due of principal of, or interest on, any Loan or any Note; or (ii) the Company shall fail to make any payment when the same shall become due of any other Obligations, and such failure shall continue unremedied for five (5) Business Days after the receipt by the Company of written notice of such failure from the Collateral Agent or the Administrative Agent;

(b)      The Company shall have failed to perform or observe (or caused to be performed and observed) any other covenant or agreement to be performed or observed by it under this Mortgage, the Credit Agreement or any other Loan Document, and such failure shall continue unremedied for a period of thirty (30) days after receipt by the Company of written notice thereof from the Collateral Agent or the Administrative Agent;
         or

(c)      any representation or warranty made by the Company herein or in the Credit Agreement or any document or certificate furnished by the Company in connection herewith or therewith or pursuant hereto or thereto shall prove to have been incorrect in any material respect at the time made and, capable of cure, if not cured within ten (10) Business Days after actual knowledge thereof by a senior officer of the Borrower or, if earlier, written notice thereof from the Administrative Agent; or

(d)      the commencement of an involuntary case or other proceeding in respect of the Company in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law in the United States or seeking the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for all or substantially all of its property, or seeking the winding-up or liquidation of its affairs and the continuation of any such case or other proceeding undismissed and unstayed for a period of sixty
         (60) consecutive days or an order, judgment or decree shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent of the Company, a receiver, trustee or liquidator of the Company, or of any substantial part of its property, or sequestering any substantial part of the property of the Company and any such order, judgment or decree or appointment or sequestration shall be final or shall remain in force undismissed, unstayed or unvacated for a period of sixty (60) days after the date of entry thereof; or

(e)      the commencement by the Company of a voluntary case under the Federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law in the United States, or the consent by the Company to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or for all or substantially all of its property, or the making by the Company of any assignment for the benefit of creditors or the Company shall take any corporate action to authorize any of the foregoing; or

(f)      The Company shall fail to carry and maintain on or with respect to the Aircraft (or cause to be carried and maintained) insurance required to be maintained in accordance with the provisions of Section 3.6 hereof; or

(g)      the Lien of the Mortgage ceases to be a valid and enforceable, first and prior perfected Lien on the
         Collateral; or

(h)      the Company fails or ceases to be a Certificated Air Carrier or shall have been suspended as a
         Certificated Air Carrier and such suspension shall not be lifted or vacated within thirty (30) days, or if reinstatement of the same cannot reasonably be accomplished within such thirty (30) day period, such further period, not to exceed ninety (90) days, during which the Company is diligently pursuing such reinstatement provided that during any such period, but for such suspension, no other Event of Default shall have occurred; or

(i)      the Company shall default in the payment when due of any principal of or interest on, or fail to make a scheduled rental payment on, any of its other indebtedness or any lease obligation; or (ii) any event specified in any note, agreement, indenture, lease or other document evidencing or relating to any indebtedness or any lease obligation shall occur, and, after giving effect to any applicable notice and/or grace periods, the effect of such default (in the case of clause (i)) or event (in the case of clause (ii)) is to cause, or to permit the holder or holders of such indebtedness or lease obligation
         (or a trustee or agent on behalf of such holder or holders) to cause, such indebtedness or lease obligation to become due or to be terminated, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity; provided that, (x) the outstanding amount of such indebtedness and (y) the capitalized amount of such lease obligation shall, singly or in the aggregate, be in excess of [***] and (z) in respect of any lease obligation, the event giving rise to any such default is not frivolous or vexatious; or

(j)      for so long as the Loan is held in whole or in part by a Lender, the maturity of any Related Obligations then held in whole or in part by such Lender or its Affiliates shall have been accelerated; or

(k)      for so long as the Loan is held in whole or in part by an [***] Lender, the Company shall default under the Purchase Agreement or any other contractual or financial obligation between the Company or its
         Affiliates, on the one hand, and an [***] Lender, or its Affiliates, on the other hand provided, however, that, notwithstanding anything to the contrary contained in Section 4.1(b) or (c) hereof, any failure of the Company to perform or observe any covenant, condition, agreement or any error in a representation or warranty shall not constitute an Event of Default if such failure or error is caused solely by reason of an event that constitutes an Event of Loss so long as the Company is continuing to comply with all of the terms of
Section 3.5 hereof.

Section 4.2.      Remedies with Respect to Collateral.

(a)      Remedies Available.

                  Upon the occurrence of any Event of Default and at any time thereafter so long as the same shall be continuing, the Collateral Agent (in accordance with the provisions of Article 5 hereof) may, and upon the written instructions of a Majority in Interest of Noteholders, the Collateral Agent shall, do one or more of the following:

(A)      cause the Company, upon the written demand of the Collateral Agent, at the Company's expense, to deliver promptly, and the Company shall deliver promptly, all or such part of the Airframe or any Engine or other Collateral as the Collateral Agent may so demand to the Collateral
                           Agent or its order, or the Collateral Agent, at its option, may enter upon the premises where all or any part of the Airframe or any Engine or other Collateral are located and take immediate possession (to the exclusion of the Company and all Persons claiming under or through the Company) of and remove the same by summary proceedings or otherwise together with any engine which is not an Engine but which is installed on the Airframe, subject to all of the rights of the owner, lessor, lienor or secured party of such engine; provided that such engine shall be held for the account of any such owner, lessor, lienor or secured party or, if owned by the Company, may at the option of the Collateral Agent, be exchanged with the Company for an Engine in accordance with the provisions of Section 3.4(f) hereof;

(B)      sell all or any part of the Airframe and any Engine or other Collateral at public or private sale, whether or not the Collateral Agent shall at the time have possession thereof, as the
                           Collateral Agent may determine, or lease or otherwise dispose of all or any part of the Airframe or such Engine or other Collateral as the Collateral Agent, in its sole discretion, may determine, all free and clear of any rights or claims of whatsoever kind of the Company, provided the same is conducted in accordance with applicable law;
                           or

(C)      exercise any or all of the rights and powers and pursue any and all remedies of a secured party under applicable law, including, without limitation, the Uniform Commercial Code of the
                           State of New York.

                  Upon every taking of possession of Collateral under this Section 4.2, the Collateral Agent may, from time to time, at the expense of the Collateral Agent, make all such expenditures for maintenance, insurance, repairs, replacements, alterations, additions and improvements to and of the Collateral, as it may deem proper.
In each such case, the Collateral Agent shall have the right to maintain, store, lease, control or manage the
Collateral and to exercise all rights and powers of the Company relating to the Collateral in connection therewith, as the Collateral Agent shall deem prudent, including the right to enter into any and all such agreements with respect to the maintenance, insurance, storage, leasing, control, management or disposition of the Collateral or any part thereof as the Collateral Agent may determine; and the Collateral Agent shall be entitled to collect and receive directly all tolls, rents, revenues, issues, income, products and profits of the
Collateral and every part thereof, without prejudice, however, to the right of the Collateral Agent under any provision of this Mortgage to collect and receive all cash held by, or required to be deposited with, the
Collateral Agent hereunder. Such tolls, rents, revenues, issues, income, products and profits shall be applied to pay the expenses of storage, leasing, control, management or disposition of the Collateral, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which the
Collateral Agent may be required or may elect to make, if any, for taxes, assessments, insurance or other proper charges upon the Collateral or any part thereof (including the employment of engineers and accountants to examine, inspect and make reports upon the properties and books and records of the Company), and all other payments which the Collateral Agent may be required or authorized to make under any provision of this Mortgage, as well as just and reasonable compensation for the services of the Collateral Agent, and of all Persons properly engaged and employed by the Collateral Agent.

                  In addition, the Company shall be liable for all legal fees and other out-of-pocket costs and expenses incurred by reason of the occurrence of any Event of Default or the exercise of the Collateral Agent's remedies with respect thereto, including all costs and expenses incurred in connection with the retaking or return of the Airframe or any Engine in accordance with the terms hereof or under applicable law, including, without limitation, the Uniform Commercial Code of the State of New York, which amounts shall, until paid, be secured by the Lien of this Mortgage.

                  If an Event of Default shall have occurred and be continuing and the Notes shall have been accelerated pursuant to this Section 4.2, at the request of the Collateral Agent the Company shall promptly execute and deliver to the Collateral Agent such instruments of title and other documents as the Collateral Agent may deem necessary or advisable to enable the Collateral Agent or an agent or representative designated by the
Collateral Agent, at such time or times and place or places as the Collateral Agent may specify, to obtain possession of all or any part of the Collateral to which the Collateral Agent shall at the time be entitled hereunder. If the Company shall for any reason fail to execute and deliver such instruments and documents after such request by the Collateral Agent, the Collateral Agent may obtain a judgment conferring on the Collateral
Agent the right to immediate possession and requiring the Company to execute and deliver such instruments and documents to the Collateral Agent, to the entry of which judgment the Company hereby specifically consents to the fullest extent it may lawfully do so.

                  Nothing in the foregoing shall affect the right of each Noteholder to receive all payments of principal of, and interest on, the Note or Notes held by such Noteholder and all other amounts owing to such
Noteholder as and when the same may be due.

(b)      Notice of Sale.

                  The Collateral Agent shall give the Company at least fifteen (15) days' prior written notice of the date fixed for any public sale of the Airframe or any Engine or of the date on or after which any private sale will be held, which notice the Company hereby agrees is reasonable notice, and any such public sale shall be conducted in general so as to afford the Company (and any Lessee) a reasonable opportunity to bid.

(c)      Receiver.

                  If any Event of Default shall occur and be continuing, to the extent permitted by law, the
Collateral Agent shall be entitled, as a matter of right as against the Company, without notice or demand and without regard to the adequacy of the security for the Notes or the solvency of the Company, upon the commencement of judicial proceedings by it to enforce any right under this Mortgage, to the appointment of a receiver of the Collateral and of the tolls, rents, revenues, issues, income, products and profits thereof.

(d)      Concerning Sales.

                  At any sale under this Article, any Lender or the Collateral Agent or the Administrative Agent
may bid for and purchase the property offered for sale, may make payment on account thereof as herein provided, and, upon compliance with the terms of sale, may hold, retain and dispose of such property without further accountability therefor. Any purchaser shall be entitled, for the purpose of making payment for the property purchased, to deliver any of the Notes in lieu of cash in the amount which shall be payable thereon as principal and/or accrued interest. Said Notes, in case the amount so payable to the holders thereof shall be less than the amounts due thereon, shall be returned to the holders thereof after being stamped or endorsed to show partial payment.

Section 4.3.      Waiver of Appraisement, etc., Laws.

                  To the full extent that it may lawfully so agree, the Company agrees that it will not at any time insist upon, plead, claim or take the benefit or advantage of, any appraisement, valuation, stay, extension, or redemption law now or hereafter in force, in order to prevent or hinder the proper enforcement of this
Mortgage or the absolute sale of the Collateral as permitted hereunder, or any part thereof, or the possession thereof by any purchaser at any proper sale under this Article; but the Company, for itself and all who may claim under it, so far as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws. The
Company, for itself and all who may claim under it, waives, to the extent that it lawfully may, all right to have the property in the Collateral marshalled upon any foreclosure hereof, and agrees that any court having jurisdiction to foreclosure this Mortgage may order the sale of the Collateral as an entirety.

Section 4.4.      Remedies Cumulative.

                  Each and every right, power and remedy herein specifically given to the Collateral Agent or otherwise in this Mortgage shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing in the Loan Documents or at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Collateral Agent, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the time or thereafter any other right, power or remedy. No delay or omission by the
Collateral Agent in the exercise of any right, remedy or power or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Company or to be an acquiescence therein. Notwithstanding the foregoing, nothing herein shall be deemed to permit duplicative recovery by Collateral Agent, any Lender or Noteholder of any amount due and owing to it hereunder or under any other Loan Document.

Section 4.5.      Discontinuance of Proceedings.

                  If the Collateral Agent shall have proceeded to enforce any right, power or remedy under this
Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, then and in every such case the Company and the Collateral Agent shall be restored to their former positions and rights hereunder with respect to the property, subject to the Lien of this Mortgage, and all rights, remedies and powers of the Collateral Agent shall continue, as if no such proceedings had been undertaken
(but otherwise without prejudice).

                                                   Article V

                                          DUTIES OF THE COLLATERAL AGENT

Section 5.1.      Action Upon Event of Default.

                  Subject to the terms of Sections 4.2 and 5.3 hereof, the Collateral Agent shall take such action, or refrain from taking such action, with respect to an Event of Default (including with respect to the exercise of any rights or remedies under the Collateral Documents), as the Collateral Agent shall be instructed in writing by a Majority in Interest of Noteholders. If the Collateral Agent shall not have received instructions as above provided within twenty (20) days after the mailing of any request for such instructions to the
Noteholders, the Collateral Agent may, subject to instructions thereafter received pursuant to the preceding provisions of this Section 5.1, but shall not be obligated to, take such action, or refrain from taking such action, under or with respect to the Collateral Documents and with respect to such Event of Default as it shall determine to be advisable in the best interests of the Noteholders; provided that the Collateral Agent may not sell the Airframe or any Engine without the consent of a Majority in Interest of Noteholders.

Section 5.2.      Action Upon Instructions.

                  Subject to the terms of Sections 4.2, 5.1, 5.3 and Article 6 hereof, upon the written instructions at any time of a Majority in Interest of Noteholders, the Collateral Agent shall take such of the following actions as may be specified in such instructions and permitted by the Collateral Documents: (i) give such notice, direction or consent, or exercise such right, remedy or power hereunder or, subject to the provisions of Article 2 and Section 3.11 hereof, in respect of all or any part of the Collateral, or under any
Lease Assignment; and/or (ii) take such other action as shall be specified in such instruction; it being understood that without the written instructions of a Majority in Interest of Noteholders the Collateral Agent
shall not take any action pursuant to this Section 5.2. The Collateral Agent will execute and file or cause to be filed (at the expense of the Company) such continuation statements with respect to financing statements relating to the security interest created hereunder in the Collateral or under any Lease Assignment as may be specified from time to time in written instructions of a Majority in Interest of Noteholders (which instructions may, by their terms, be operative only at a future date and which shall be accompanied by the execution form of such continuation statement so to be filed).

Section 5.3.      Indemnification.

                  The Collateral Agent shall not be required to take any action or refrain from taking any action under Section 5.1 or 5.2 or Article 4 hereof if it shall have reasonable grounds for believing that repayment of any funds expended by it or adequate indemnification against any risks incurred in connection therewith is not reasonably assured to it. The Collateral Agent shall not be required to take any action under Section 5.1 or 5.2 or Article 4 hereof, nor shall any other provision of any Collateral Document be deemed to impose a duty on the
Collateral Agent to take any action, if the Collateral Agent shall have been advised in writing by independent counsel that such action is contrary to the terms hereof or is otherwise contrary to law.

Section 5.4.      No Duties Except as Specified in Collateral Documents or Instructions.

                  The Collateral Agent shall not have any duty or obligation to manage, control, use, sell, operate, store, dispose of or otherwise deal with the Aircraft or any other part of the Collateral, or to otherwise take or refrain from taking any action under, or in connection with, any Collateral Document, except as expressly provided by the terms thereof or as expressly provided in written instructions received pursuant to the terms of Section 5.1 or 5.2 hereof; and no implied duties or obligations shall be read into any Collateral
Document against the Collateral Agent. The Collateral Agent nevertheless agrees that it will, at its own cost and expense, promptly take such action as may be necessary duly to discharge any Liens on any part of the Collateral, or on any properties of the Company assigned, pledged or mortgaged under the Collateral Documents, which result from claims against the Collateral Agent in its individual capacity not related to the administration of such properties or any other transaction under this Mortgage or any document included in the Collateral.

Section 5.5.      No Action Except Under Collateral Documents or Instructions.

                  The Collateral Agent agrees that it will not manage, control, use, sell, operate, store, dispose of or otherwise deal with the Aircraft or other property constituting part of the Collateral or subject to any Lease Assignment except (i) in accordance with the powers granted to, or the authority conferred upon, the
Collateral Agent pursuant to the applicable Collateral Documents, or (ii) in accordance with the express terms hereof or with written instructions pursuant to Section 5.1 or 5.2 hereof.

                                                   Article VI

                                            SUPPLEMENTS AND AMENDMENTS
                                       TO THIS MORTGAGE AND OTHER DOCUMENTS

Section 6.1.      Supplemental Mortgages.

                  With the written consent of a Majority in Interest of Noteholders, the Company may, and the
Collateral Agent, subject to Section 6.2 hereof, shall, at any time and from time to time, enter into a Mortgage or Mortgages supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Mortgage or of modifying in any manner the rights and obligations of the Company under this Mortgage; provided, however, without the consent of each Noteholder affected thereby, no such supplemental Mortgage shall:

(i)      create any Lien with respect to the Collateral except such as are permitted by this Mortgage, or deprive any Noteholder of the benefit of the Lien on the Collateral created by this Mortgage; or

(ii)     change the definition of "Majority in Interest of Noteholders" so as to reduce the percentage of principal amount of the Notes, the consent of whose holders is required for any such supplemental mortgage, or the consent of whose holders is required for any waiver (of compliance with certain provisions of this Mortgage, or of certain defaults hereunder and their consequences) provided for in this Mortgage; or

(iii)    modify any provisions of this Section 6.1, except to provide that certain other provisions of this
         Mortgage cannot be modified or waived without the consent of each Noteholder affected thereby.

Section 6.2.      Collateral Agent Protected.

                  If in the opinion of the Collateral Agent any document required to be executed pursuant to the terms of Section 6.1 hereof adversely affects any right, duty, immunity or indemnity in favor of the Collateral
Agent under this Mortgage, the Collateral Agent may in its discretion decline to execute such document.

                                                   Article VII

                                           INVESTMENT OF SECURITY FUNDS

Section 7.1.      Investment of Security Funds.

                  Any monies paid to or retained by the Collateral Agent which are required to be paid to the
Company or applied for the benefit of the Company (including, without limitation, amounts payable to the Company under Sections 3.5(b), 3.5(d), 3.6(b) and 3.6(g) hereof), but which the Collateral Agent is entitled to hold under the terms hereof pending the occurrence of some event or the performance of some act (including, without limitation, the remedying of an Event of Default), shall, until paid to the Company or applied as provided herein, be invested by the Collateral Agent at the written authorization and direction of the Company from time to time at the sole expense and risk of the Company in Permitted Investments. After the occurrence and during the continuance of a Special Default or an Event of Default, Permitted Investments will be selected by the Collateral
Agent at its discretion. At the time of such payment or application, there shall be remitted to the Company any gain (including interest received) realized as the result of any such investment (net of any fees, commissions, other expenses or losses, if any, incurred in connection with such investment) unless a Special Default or an
Event of Default shall have occurred and be continuing in which event the same shall be held by Collateral Agent and applied in the same manner as is provided in Section 3.6(g). The Collateral Agent shall not be liable for any loss relating to a Permitted Investment made pursuant to this Article 7. The Company will promptly pay to the
Collateral Agent, on demand, the amount of any loss (net of any gains, including interest received) realized as the result of any such investment (together with any reasonable fees, commissions and other expenses, if any, incurred in connection with such investment).

                                                   Article VIII

                                                   MISCELLANEOUS

Section 8.1.      Termination of Mortgage.

                  Upon the payment in full of the principal of, and interest on, all Notes, and all other Secured
Obligations then due and payable (and regardless of whether any Default or Event of Default (or any "default" or
"event of defaults" under any other Loan Document) shall have occurred and be continuing), the Collateral Agent shall, upon the written request of the Company execute and deliver to, or as directed in writing by, the Company an appropriate instrument (in due form for recording) releasing the Aircraft and the balance of the Collateral from the Lien of this Mortgage and, in such event, this Mortgage shall terminate and this Mortgage shall be of no further force or effect.

Section 8.2.      Alterations to Mortgage.

                  This Mortgage shall not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by each of the parties hereto through its duly authorized representative.

Section 8.3.      No Legal Title to Collateral in Noteholder.

                  No Noteholder shall have legal title to any part of the Collateral. No transfer, by operation of law or otherwise, of a Note or other right, title and interest of a Noteholder in and to the Collateral or this Mortgage shall operate to terminate this Mortgage or entitle any successor or transferee of such Noteholder to an accounting or to the transfer to it of legal title to any part of the Collateral.

Section 8.4.      Sale of the Aircraft by Collateral Agent Is Binding.

                  Any sale or other conveyance of the Aircraft, the Airframe, any Engine or any other part of the
Collateral or any interest therein by the Collateral Agent made pursuant to the terms of this Mortgage shall bind the Noteholders and the Company, and shall be effective to transfer or convey all right, title and interest of the Collateral Agent, the Company, and the Noteholders in and to the Aircraft, the Airframe, any Engine or any
interest therein. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such sale or conveyance or as to the application of any sale or other proceeds with respect thereto by the Collateral Agent. Notwithstanding the foregoing, nothing herein contained shall be deemed to constitute a waiver by the Company of any right it may have against the Collateral Agent and/or Majority
Lenders as a result of any sale or other conveyance in contravention of the terms and conditions of this
Agreement.

Section 8.5.      Benefit of Mortgage.

                  Nothing in this Mortgage, whether express or implied, shall be construed to give to any Person other than the Company, the Collateral Agent, and the Noteholders any legal or equitable right, remedy or claim under or in respect of this Mortgage or any Note.

Section 8.6.      Section 1110 of the Bankruptcy Code.

                  It is the intention of the parties hereto that the security interest created hereby entitles the Collateral Agent on behalf of the Administrative Agent and Noteholders to all of the benefits of Section 1110 of the Bankruptcy Code in the event of any reorganization of the Company under the Bankruptcy Code.

Section 8.7.      Notices.

                  Unless otherwise expressly specified or permitted by the terms hereof, all notices required or permitted under the terms and provisions hereof shall be in writing, and shall become effective when received, or, if promptly confirmed by first-class mail, postage prepaid, when dispatched by telegram, telex, telecopy or other written telecommunication addressed:

    (i)      if to the Company, at its office at

                      Frontier Center One
                      7001 Tower Road
                      Denver, Colorado 80249-7312
                      Telecopy: (720) 374-4379
                      Attention:    Chief Financial Officer
                                    General Counsel

                      or at such other address as the Company shall from time to time designate by written notice to the Collateral Agent in accordance with this Section 8.7; and

    (ii)     if to the Collateral Agent, at its office at

                      [***]

                      or at such other address as the Collateral Agent shall from time to time designate by written notice to the Company in accordance with this Section 8.7.

Section 8.8.      Severability.

                  Should any one or more provisions of this Mortgage be determined to be illegal or unenforceable by a court of any jurisdiction, such provision shall be ineffective to the extent of such illegality or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction. The Company and the Collateral Agent agree, as to such jurisdiction and to the extent permitted by such jurisdiction's laws, to replace any provision of this Mortgage which is so determined to be illegal or unenforceable by a valid provision which has as nearly as possible the same effect;
provided that such replacement provision shall not expand the Company's or the Collateral Agent's obligations hereunder.

Section 8.9.      No Waiver; Cumulative Remedies.

                  No failure on the part of the Collateral Agent to exercise, and no course of dealing with respect to, and no delay in exercising, any remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Collateral Agent of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

Section 8.10.     Separate Counterparts.

                  This Mortgage may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this Mortgage including a signature page executed by each of the parties hereto shall be an original counterpart of this Mortgage, but all of such counterparts together shall constitute one instrument.

Section 8.11.     Successors and Assigns.

                  All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Company and its successors and permitted assigns, and the Collateral Agent and its successors and permitted assigns, and the Noteholders, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Noteholder (unless withdrawn by such Noteholder or successor or assign prior to it being acted upon by the Collateral Agent) shall bind the successors and assigns of such Noteholder.

Section 8.12.     Headings.

                  The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 8.13.     Governing Law.

                  THIS MORTGAGE IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS, INCLUDING
ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW
OF THE STATE OF NEW YORK.

Section 8.14.     Normal Commercial Relations.

                  Anything contained in this Mortgage to the contrary notwithstanding, the Company, any
Noteholder or the Collateral Agent or any Affiliate of the Company, any Noteholder or the Collateral Agent may
enter into commercial banking or other financial transactions with each other, and conduct banking or other commercial relationships with each other, fully to the same extent as if this Mortgage were not in effect, including, without limitation, the making of loans or other extensions of credit for any purpose whatsoever.

Section 8.15.     Language. All correspondence, documents and any other written matters in connection with this
Mortgage shall be in English.

Section 8.16.     Interpretation. In the event of any inconsistency between the terms of this Mortgage and the terms of the Letter Agreement, the terms of this Mortgage will prevail over the terms of the Letter Agreement.

Section 8.17.     Execution of Financing Statements. Pursuant to any applicable law, the Company authorizes the
Collateral Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of the Company in such form and in such offices as the
Collateral Agent determines appropriate to perfect the security interests of the Collateral Agent under this
Agreement. The Company hereby ratifies and authorizes the filing by the Collateral Agent of any financing statement with respect to the Collateral made prior to the date hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Mortgage to be duly executed by their respective officers, as the case may be, there unto duly authorized, as of the day and year first above written.

                                                     FRONTIER AIRLINES, INC.

                                                     By:
                                                     Title:

                                                     [***],
                                                       as Collateral Agent

                                                     By:
                                                     Title:

                                                                                                                  6

                                                                                                 APPENDIX A

                                     FRONTIER AIRLINES, INC., FINANCING OF ONE
                                               AIRBUS A318 AIRCRAFT

                                            DEFINITIONS RELATING TO THE
                                          MORTGAGE AND SECURITY AGREEMENT

                  The definitions stated herein shall apply equally to both the singular and plural forms of the terms defined.

                  "Additional Insured" means the Collateral Agent and the Noteholders.

                  "Administrative Agent" has the meaning given to such term in the Credit Agreement.

                  "Affiliates" means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, (i) the term "control" (including the terms "controlling," "controlled by" and
"under common control with") of a Person means the possession, direct or indirect, of the power to vote 5% or more of the voting stock of such Person or to direct or cause the direction of the management and policies of such
Person, whether through the ownership of voting stock, by contract or otherwise.

                  "Agent" or "Agents" means the Collateral Agent and the Administrative Agent, collectively.

                  "Aircraft" means the Airframe together with the two Engines delivered in connection therewith
(or any Replacement Engine substituted for any of said Engines pursuant to Section 3.4 of the Mortgage), whether or not any of such initial or substitute Engines may from time to time be installed on such Airframe or may be installed on any other airframe or on any other aircraft.

                  "Airframe" means (A) the Airbus A318-111 aircraft delivered by the Manufacturer under the
Purchase Agreement (excluding the Engines or engines from time to time installed thereon), identified by U.S.
registration mark and manufacturer's serial number in the initial Mortgage Supplement; and (B) any and all Parts
(other than Engines or engines) so long as the same shall be incorporated or installed in or attached to such
Airframe.

                   "Bankruptcy Code" means Title 11 of the United States Code, as amended from time to time, and any successor provisions thereof.

                  "Business Day" means any day, other than a Saturday or Sunday or other day which shall be in
New York, New York, [***] or Denver, Colorado a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close.

                  "Certificated Air Carrier" means a Citizen of the United States holding a carrier operating certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49, United States Code, for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo.

                  "Citizen of the United States" has the meaning specified in Section 40102(a)(15) of Title 49 of the United States Code.

                  "Civil Reserve Air Fleet Program" means the Civil Reserve Air Fleet Program, currently administered by the United States Air Force Military Command pursuant to Executive Order No. 11490, as amended, or any substantially similar program.

                  "Collateral" has the meaning given such term in Section 2.1 of the Mortgage.

                  "Collateral Agent" has the meaning specified in the recitals to the Mortgage.

                  "Collateral Documents" means the Mortgage and each Lease Assignment.

                  "Company" has the meaning specified in the recitals to the Mortgage.

                  "Credit Agreement" means the Credit Agreement, dated as of July 30, 2003, between the Company and [***], as the initial Lender and as Administrative Agent, as amended, supplemented or otherwise modified from time to time.

                  "Default" means an event which, with the giving of notice, lapse of time or both would become an Event of Default.

                  "Dollars" and "$" means the lawful currency of the United States of America.

                  "Engine" means: (A) each of the two CFM International Model CFM56-5B 8/P engines installed on the Airframe at the time of delivery to the Company of such Airframe and listed by manufacturer's serial number in the initial Mortgage Supplement, whether or not from time to time installed on the Airframe or installed on any other aircraft; and (B) any Replacement Engine that may from time to time be substituted, pursuant to Section
3.4 of the Mortgage, for such Engine; together in each case with any and all Parts incorporated or installed in or attached thereto.

                  "Event of Default" has the meaning given such term in Section 4.1 of the Mortgage.

                  "Event of Loss" with respect to the Aircraft, Airframe or either Engine means any of the following events with respect to such property:

                  (i)......the loss of such property or the use thereof due to the destruction of or damage to such property which renders repair uneconomic or which renders such property permanently unfit for normal use by the Company for any reason whatsoever; (ii) any damage to such property which results in an insurance settlement with respect to such property on the basis of a total loss, or a constructive or compromised total loss; (iii)
the theft or disappearance of such property, or the confiscation, condemnation or seizure of, or requisition of title to, or use of, such property by any governmental or purported governmental authority (other than a requisition for use by the United States government, or any agency or instrumentality of any thereof) which in the case of any event referred to in this clause (iii) (other than a requisition of title) shall have resulted in the loss of possession of such property by the Company for a period in excess of 90 consecutive days or, if earlier, the date on which the Company has confirmed to the Collateral Agent in writing that it cannot recover such property; (iv) as a result of any law, rule, regulation, order or other action by the Federal Aviation
Administration or other governmental body of the government of registry of the Aircraft having jurisdiction, the use of such property in the normal course of the business of air transportation shall have been prohibited for a period of 180 consecutive days, unless the Company, prior to the expiration of such 180 day period, shall have undertaken and shall be diligently carrying forward all steps which are necessary or desirable to permit the normal use of such property by the Company, but in any event if such use shall have been prohibited for a period of 12 months, provided that no Event of Loss shall be deemed to have occurred if such prohibition is applicable to the Company's entire U.S. registered fleet of Airbus A318 aircraft and the Company, prior to the expiration of such 12-month period, shall have conformed at least one such aircraft in its fleet to the requirements of any such law, rule, regulation, order or other action and commenced regular commercial use of the same in such jurisdiction and shall be diligently carrying forward, in a manner which does not discriminate against the
Aircraft in so conforming the Aircraft, all steps which are necessary or desirable to permit the normal use of the Aircraft by the Company, but in any event if such use shall have been prohibited for a period of three years, and (v) any divestiture of title to an Engine treated as an Event of Loss pursuant to Section 3.2(a) of the
Mortgage. An Event of Loss with respect to the Aircraft shall be deemed to have occurred if an Event of Loss occurs with respect to the Airframe.

                  "Expense" means any liability, obligation, loss, charge, penalty, claim, action, suit, out of pocket cost, expense and disbursement (including reasonable legal fees and expenses) of whatever kind or nature, excluding overhead.

                  "Federal Aviation Act" means Title 49 of the United States Code, as amended, or any successor or substitute provisions.

                  "Federal Aviation Administration" and "FAA" mean the United States Federal Aviation
Administration, and any agency or instrumentality of the United States government succeeding to its functions.

                  "Indemnitee" means the Noteholders, the Collateral Agent, the Administrative Agent, and their respective successors, permitted assigns, directors, officers and employees.

                  "Lease" means any lease permitted by the terms of Section 3.2(a)(viii) of the Mortgage.

                  "Lease Assignment" means an assignment of a Lease or Wet Lease, substantially the form of
Exhibit B hereto.

                  "Lender" has the meaning provided in the Credit Agreement.

                  "Lessee" means any lessee permitted by the terms of Section 3.2(a)(viii) of the Mortgage.

                  "Lien" means any lien (statutory or otherwise), security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor.

                  "Loan" means the Loan made under the Credit Agreement, evidenced by the Notes.

                  "Loan Documents" means the Mortgage, each Mortgage Supplement, the Notes, the Credit Agreement and each Lease Assignment.

                  "Loan Loss Value" has the meaning given such term in Section 3.6(b)(I) of the Mortgage.

                  "Maintenance Program" means the Company's maintenance program for the Aircraft which is approved by the FAA.

                  "Majority in Interest of Noteholders" or "Required Noteholders" means, as of a particular date of determination, the holders of more than 66?% in aggregate unpaid principal amount of all Notes, if any, outstanding as of such date, excluding any Notes owned or held, directly or indirectly, by the Company or any
Affiliate of the Company.

                  "Manufacturer" means Airbus.

                  "Mortgage" means the Mortgage and Security Agreement covering the Collateral dated as of July
30, 2003 between the Company and the Collateral Agent, as the same may be amended, modified or supplemented from time to time.

                  "Mortgage Supplement" means (a) the Mortgage and Security Agreement Supplement No. 1 dated July
30, 2003, substantially in the form of Exhibit A to the Mortgage, which shall describe with particularity the
Aircraft and the Engines and which creates a security interest in the Aircraft and the Engines and (b) any other supplement to the Mortgage from time to time executed and delivered.

                  "Noteholder" means and includes each Person holding a Loan evidenced by a Note or Notes from time to time for so long as such holder shall hold such Note or Notes.

                  "Notes" means the promissory notes of the Company delivered under the Credit Agreement.

                  "Obligations" means the Company's obligation to make due and punctual (i) payment of the principal of and interest from time to time due on the Loan and Notes (including interest at the rate specified in the Credit Agreement after the occurrence and during the continuance of an Event of Default), (ii) payment of all sums payable by the Company under the Mortgage and (iii) payment of all other sums payable by the Company to the Noteholders under Sections 2.9, 2.12 and 8.4 of, or elsewhere under, the Credit Agreement.

                  "Obsolete Parts" has the meaning given such term in Section 3.4(d) of the Mortgage.

                  "Officer's Certificate" means, as to any company, a certificate signed by the Chairman, the
Vice Chairman, the President, any Executive Vice President, any Director, any Senior Vice President, any Vice
President, any Assistant Vice President, the Treasurer or any Assistant Treasurer, the Secretary, or any
Assistant Secretary of such company.

                  "Parts" means any and all appliances, parts, instruments, appurtenances, accessories, furnishings, seats, buyer furnished equipment, and other equipment of whatever nature (other than (a) complete
Engines or engines, (b) any items leased by the Company from a third party and (c) cargo containers) which may from time to time be incorporated or installed in or attached to any Airframe or any Engine.

                  "Permitted Investments" means (i) direct obligations of the United States of America and agencies guaranteed by the United States government having a final maturity of 90 days or less from date of purchase thereof; (ii) certificates of deposit issued by, bankers' acceptances of, or time deposits with, any bank, trust company or national banking association incorporated under the laws of the United States of America or one of the states thereof having combined capital and surplus and retained earnings as of its last report of condition of at least $500,000,000 and having a rating of Aa or better by Moody's Investors Service, Inc.
("Moody's") or AA or better by Standard & Poor's Corporation ("S&P") and having a final maturity of 90 days or less from date of purchase thereof; and (iii) commercial paper of any holding company of a bank, trust company or national banking association described in (ii) and commercial paper of any corporation or finance company incorporated or doing business under the laws of the United States of America or any state thereof having a rating assigned to such commercial paper of Al by S&P or P1 by Moody's and having a final maturity of 90 days or less from the date of purchase thereof; provided that the aggregate amount at any one time so invested in certificates of deposit issued by any one bank shall not be in excess of 5% of such bank's capital and surplus.

                  "Permitted Liens" has the meaning given such term in Section 3.1 of the Mortgage.

                  "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

                  "Purchase Agreement" means the Airbus A318 Purchase Agreement, dated as of March 10, 2000, between [***] and the Company, relating to the purchase by the Company of the Aircraft and other aircraft, as originally executed or as modified, amended or supplemented in accordance with the terms thereof, but only insofar as the foregoing relates to the Aircraft.

                  "Purchase Agreement Rights" means (a) all of the Company's rights under Sections 12 and 13 of the Purchase Agreement to the extent the same relate to the Aircraft or an aircraft subject to a Related
Obligation, and (b) all claims and rights of the Company, if any, for payments of or in respect of or incorporated by reference to predelivery payments made or required to be made by the Company under the Purchase
Agreement in respect of the Aircraft or any other aircraft, whether such claims are under the Purchase Agreement
(except for any such payments expressly required to be paid to the Company in accordance with the terms of the
Purchase Agreement), under the Uniform Commercial Code or other applicable law, or otherwise.

                  "Related Loan Documents" means the "Loan Documents" as defined in the definitive credit agreement(s) and mortgage and security agreement(s) for the Related Obligations.

                  "Related Obligations" shall mean "Obligations" as defined in any mortgage and security agreement entered into by the Company pursuant to the term sheet with respect to the financing of any other A318 aircraft thereunder.

                  "Replacement Engine" means a CFM International model CFM56-5B 8/P engine (or engine of the same manufacturer of the same or a comparable or an improved model and suitable for installation and use on the
Airframe) which has a value, utility and remaining useful life (except for maintenance cycle condition) at least equal to the Engine which it is replacing, assuming such Engine was of the value, utility and remaining useful life (except for maintenance cycle condition) required by the terms of the Mortgage, and which shall have been made subject to the Lien of the Mortgage pursuant to Section 3.4 of the Mortgage.

                  "Secured Obligations" means the Obligations and the Related Obligations.

                  "Special Default" means a Default under Sections 4.1(a), (d), or (e) of the Mortgage.

                  "Taxes" has the meaning specified in the Credit Agreement.

                  "U.S. Air Carrier" means any Certificated Air Carrier as to which there is in force an air carrier operating certificate issued pursuant to Part 121 of the regulations under the Federal Aviation Act, or which may operate as an air carrier by certification or otherwise under any successor or substitute provisions therefor or in the absence thereof.

                  "Wet Lease" means any arrangement whereby the Company agrees to furnish the Airframe and
Engines or engines installed thereon to a third party pursuant to which such Airframe and Engines or engines (i)
shall be operated solely by regular employees of the Company possessing all current certificates and licenses that would be required under the Federal Aviation Act for the performance by such employees of similar functions within the United States of America or such other jurisdiction of registry (it is understood that cabin attendants need not be regular employees of the Company) and (ii) shall be maintained by the Company in accordance with its normal maintenance practices.

                                                                                                Exhibit A
                                                                                                    To
                                                                                                 Mortgage

                                               MORTGAGE AND SECURITY
                                            AGREEMENT SUPPLEMENT NO.___

                  Mortgage and Security Agreement Supplement No. ___dated ________, ("Mortgage Supplement") of
 FRONTIER AIRLINES, INC. (the "Company").

                                               W I T N E S S E T H:

                  WHEREAS, the Mortgage and Security Agreement, dated as of July 30, 2003, (the "Mortgage"), between the Company and [***], as Collateral Agent (the "Collateral Agent"), provides for the execution and delivery of supplements thereto substantially in the form hereof which shall particularly describe the Aircraft
(such term and other defined terms in the Mortgage being used herein with the same meanings), and shall specifically grant a security interest in the Aircraft to the Collateral Agent; and

                  [WHEREAS, the Mortgage relates to the Airframe and Engines described in Annex A attached hereto and made a part hereof, and a counterpart of the Mortgage is attached to and, made a part of this Mortgage
Supplement;]1

                  [WHEREAS, the Company has, as provided in the Mortgage, heretofore executed and delivered to the Collateral Agent _ Mortgage Supplement(s) for the purpose of specifically subjecting to the Lien of the
Mortgage certain airframes and/or engines therein described, which Mortgage Supplement(s) is/are dated and has/have been duly recorded with the FAA as set forth below, to wit:

Date                                     Recordation Date                       FAA Document Number]2

                  NOW, THEREFORE, in order to secure the prompt payment of the Secured Obligations, subject to the terms and conditions of the Mortgage, and in consideration of the premises and of the covenants contained in the Mortgage, and of other good and valuable consideration given to the Company at or before the delivery hereof, the receipt whereof is hereby acknowledged, the Company has mortgaged, assigned, pledged, hypothecated and granted, and does hereby mortgage, assign, pledge, hypothecate and grant, a continuing security interest in, and mortgage lien on, the property comprising all its right, title and interest in and to the Airframe and Engines described in Annex A attached hereto, whether or not such Engines shall be installed in or attached to the
Airframe or any other aircraft, to the Collateral Agent, its successors and assigns, for the benefit and security of the Agents and Noteholders;

                  To have and to hold all and singular the aforesaid property unto the Collateral Agent, its successors and assigns, for the benefit and security of the Agents and Noteholders and for the uses and purposes and subject to the terms and provisions set forth in the Mortgage.

                  This Mortgage Supplement shall be construed as supplemental to the Mortgage and shall form a part thereof, and the Mortgage is hereby incorporated by reference herein and is hereby ratified, approved and confirmed and terms not otherwise defined herein shall have the meaning provided in the Mortgage.

                  THIS MORTGAGE SUPPLEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS,
INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE
WITH, THE LAW OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the Company has caused this Supplement No. _ to be duly executed by one of its duly authorized officers, as of the day and year first above written.

                                                     FRONTIER AIRLINES, INC.

                                                     By:
                                                     Title:

                                                                                                 Annex A
                                                                                              to Mortgage
                                                                                            Supplement No. __

                                        DESCRIPTION OF AIRFRAME AND ENGINES

                                                     AIRFRAME

                                                            FAA                         Manufacturer's
                                                            Registration                Serial
Manufacturer                   Model                        No.                         No.

Airbus G.I.E.                  A318-111                     N802FR                      1991

                                                      ENGINES

                                                               Manufacturer's
                                                               Serial
Manufacturer                     Model                         No.

CFM International Inc.           CFM56-5B 8/P                  L/H : 575614
                                                                     ======
                                                               R/H : 575615
                                                                     ======

Each Engine is of 750 or more "rated take-off horsepower" or the equivalent of such horsepower.

                                                                                EXHIBIT B to Mortgage and
                                                                                      Security Agreement

                                             FORM OF LEASE ASSIGNMENT

                  LEASE ASSIGNMENT dated as of __________ (this "Assignment"), from FRONTIER AIRLINES, INC., a
Colorado corporation (the "Assignor"), to [***], as Collateral Agent (the "Assignee").

                                               W I T N E S S E T H :

                  WHEREAS, the Assignor and the Assignee have entered into the Mortgage and Security Agreement dated as of July 30, 2003 (as the same may be amended, supplemented or otherwise modified from time to time, the
"Mortgage"), pursuant to which the Assignor has mortgaged to the Assignee the Aircraft and the other "Collateral"
described therein;

                  WHEREAS, the Assignor, as lessor, is entering into a [Lease Agreement] [Wet Lease Agreement]
dated as of __________ (as the same may be amended, supplemented or otherwise modified from time to time, the
"Lease") with __________, as Lessee (the "Lessee"), and, in connection therewith, Assignor desires to assign such
Lease as collateral security to Assignee in accordance with the provisions of Section 3.2(b) of the Mortgage;

                  WHEREAS, in order to induce the Assignee to accept this Assignment the Assignor has caused the
Lessee to execute and deliver in favor of the Assignee a Consent and Agreement substantially in the form annexed hereto as Exhibit A; and

                  WHEREAS, capitalized terms used in this Assignment which are not otherwise defined in this
Assignment are used as they are defined in the Mortgage;

                  NOW, THEREFORE, in consideration of the promises and obligations contained herein, the parties hereto hereby agree as follows:

                  I       Assignment of Lease.  For value received and to secure the due and punctual payment and performance by the Company of the Secured Obligations and the performance and observance by the Company of all agreements, covenants, and provisions contained in the Loan Documents and in the Related Loan Documents, all
of which obligations are hereby incorporated by this reference as fully as if set forth in their entirety herein
(the "Obligations"), the Assignor hereby assigns, transfers and conveys to the Assignee, its successors and assigns, all its right, title and interest in, to and under the Lease, including, but not limited to:

                  1       all the Assignor's right and interest in the Aircraft, Airframe, Engines, Parts and related equipment at any time subject to the Lease;

                  2       the Lease, including, without limitation, (x) all rents or other amounts or payments of any kind paid or payable by the Lessee under the Lease (including, without limitation, all claims for damages or other sums arising upon sale or other disposition of, or loss of use of or requisition of title or use of, the
Aircraft, Airframe, Engines, Parts and related equipment at any time subject to the Lease or upon any Event of
Default specified therein (a "Lease Event of Default") or in respect thereof and all collateral security or credit support with respect to the Lease (whether cash or in the nature of a guarantee, letter of credit, credit insurance, lien on or security interest in property or otherwise) (any such support or collateral security being herein called "Additional Collateral") for the obligations of the Lessee thereunder as well as all rights of the
Assignor to enforce payment of any such rents, amounts or payments, (y) all rights of the Assignor to exercise any election or option to make any decision or determination or to give or receive any notice, consent, waiver or approval or to take any other action under or in respect of the Lease or to accept surrender or redelivery of the
Aircraft or any part thereof, as well as the rights, powers and remedies on the part of the Assignor, whether acting under the Lease or by statute or at law or in equity, or otherwise, arising out of any default under the
Lease, and (z) any right to restitution from the Lessee or any guarantor of the Lessee in respect of any determination of invalidity of the Lease; and

                  3       all proceeds of the foregoing;

                  This Assignment is a present assignment and shall be effective, and the security interests created hereby shall attach immediately upon execution of this Assignment; provided, however, that it is expressly agreed that the Assignee shall not be entitled to exercise or receive, and that the Assignor shall be entitled to exercise and receive, any of the claims, rights, powers, privileges, remedies and other benefits
(including, without limitation, the right to receive all moneys due or to become due under or arising out of the
Lease) of the Assignor described above (including without limitation, the right to consent, waive or amend any term or provision of any Additional Collateral unless and until an Event of Default under the Mortgage shall have occurred and be continuing).  Notwithstanding the foregoing the Assignor shall not, at any time prior to termination of the Lease and redelivery of the Aircraft, consent to any amendment, supplement, change or modification to, or any waiver of, any provision of the Lease or any transfer of any interest of the Lessee if, as a result thereof, the Lease would thereby cease to meet the qualifications set forth in Section 3.2(a) of the
Mortgage for a Lease.

                  II      Performance of Assignor's Obligations.  It is expressly agreed that anything herein contained to the contrary notwithstanding, (i) the Assignor shall remain liable under the Lease and all related documentation to perform all of its obligations thereunder, to the same extent as if this Assignment had not been executed, and nothing in the Lease or this Assignment shall relieve the Assignor of any of its obligations under the Mortgage or any of the Loan Documents, (ii) the Assignee shall not have any obligation or liability under the
Lease by reason of or arising out of this Assignment, nor shall the Assignee be required or obligated in any manner to perform or fulfill any obligation of the Assignor under or pursuant to the Lease, or to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or to take any other action to collect or enforce the payment of any amounts to which it or they may be entitled hereunder at any time or times and (iii) at any time when an Event of Default under the Mortgage has occurred and is continuing, at the Assignee's option, the Assignee may perform, or cause to be performed, all or any part of the obligations and agreements of the Assignor under the Lease or any related documentation, without releasing the Assignor therefrom.  Notwithstanding the foregoing, in the event that the Assignee (or its successors or assigns) exercises any right or power of the Assignor under or with respect to the Lease it shall be liable to perform any corresponding obligations of the Assignor to the Lessee.

                  III     Event of Default.  Upon the occurrence of any Event of Default under the Mortgage and at any time thereafter so long as the same shall be continuing, the Assignee may, at its option, exercise any one or more of the remedies set forth below, in the Lease, or which may otherwise be available to it under the New
York Uniform Commercial Code or other applicable law, as the Assignee in its sole discretion may determine, which remedies are cumulative and in addition to every other right or remedy provided by law:

                  3.1      Collection of Lease Payments. The Assignee may collect and retain all rents, proceeds, payments and other moneys due or to become due under the Lease and/or the other property assigned hereunder and apply such amounts to the payment of the Secured Obligations, all as the Assignee, in its
         discretion, shall determine; and/or

                  3.2     Maintenance of Lease.  The Assignee may assume all or any part of the Assignor's right, title and interest in the Lease and/or the other property assigned hereunder and maintain the
         Lease and/or the other property assigned hereunder in full force and effect, with the Assignee substituted for the Assignor or beneficiary thereunder, and in any such event all of the right, title and interest of the Assignor therein shall be extinguished and the Assignee shall be entitled to collect and retain all rents and payments thereunder; and/or

                  3.3     Sale.  The Assignee may sell at public or private sale, without appraisal, for such price as it may deem fair, the Lease and all the Assignor's right, title and interest therein, in which case the Assignee will give the Assignor and the Lessee at least 15 calendar days' notice of the date fixed for any public sale or of the date on or after which will occur the execution of any contract providing for any private sale thereof, and each purchaser at any such sale shall hold such property absolutely free from any claim or right on the part of the Assignor, the Assignor hereby waiving and releasing (to the extent permitted by applicable law) all rights of redemption, stay, appraisal, reclamation and turnover which the Assignor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

                  IV      Expenses and Fees.  The Assignor shall pay to the Assignee and its successors and assigns on demand all reasonable attorney's fees and other reasonable expenses incurred by the Assignee in exercising its rights and remedies provided hereunder and in enforcing the terms hereof, together with interest on such sums at the rate for overdue payments provided in Section 2.7 of the Credit Agreement, from the date when such expenses are so incurred to the date of payment thereof.

                  V       Waiver; Invalidity Of Remedies.  The Assignor waives any right to require the Assignee to pursue any other remedy it may have against the Assignor or any guarantor or surety or provider of credit support.  The invalidity or unenforceability of any remedy in any jurisdiction shall not invalidate such remedy or render it unenforceable in any other jurisdiction.  The invalidity or unenforceability of any of the remedies provided herein in any jurisdiction shall not in any way affect the right to enforcement in such jurisdiction or elsewhere of any of the other remedies provided herein.

                  VI      Power of Attorney.  Effective upon the occurrence of an Event of Default under the
Mortgage, the Assignor does hereby constitute the Assignee, and its successors and assigns, the Assignor's true and lawful attorney-in-fact, irrevocably with full power (in the name of the Assignor or otherwise) and at the expense of the Assignor but for the use and benefit of the Assignee, at any time after an Event of Default under the Mortgage has occurred and for so long as it is continuing, to enforce each and every term and provision of the Lease and other property assigned hereunder (including, without limitation, the Additional Collateral), to ask, require, demand, receive, collect, compound and give acquittance and discharge for any and all moneys and claims for moneys (in each  case including insurance and requisition proceeds) due and to become due under or arising out of the Lease, and other property assigned hereunder (including, without limitation, the Additional
Collateral), to endorse any checks or other instruments or orders in connection therewith, to settle, compromise, compound or adjust any such claims, to exercise and enforce any and all claims, rights, powers or remedies of every kind and description of the Assignor under or arising out of the Lease and other property assigned hereunder (including,  without limitation, the Additional Collateral), to file, commence, prosecute, compromise and settle in the name of the Assignor or the Assignee or otherwise any suits, actions or proceedings at law or in equity in any court, to collect any such moneys or to enforce any rights in respect thereto on all other claims, rights, powers and remedies of every kind and description of the Assignor under or arising out of the
Lease and the other property assigned hereunder (including without limitation, the Additional Collateral) and generally to sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with any of such claims, rights, powers and remedies as fully and completely as though the Assignee were the absolute owner thereof for all purposes, and at such times and in such manner as may seem to the Assignee to be necessary or advisable or convenient or proper in its absolute discretion; provided that this power of attorney shall not apply to any right, power or privilege which, by the terms of this Assignment other than this Paragraph VI, is reserved to or not assigned by the Assignor.

                  VII     Execution of Additional Documents.  The Assignor agrees that at any time or from time to time, at its own expense, upon the written request of the Assignee, the Assignor shall promptly and duly execute and deliver any and all such further instruments, documents and financing statements and do such other acts and things as the Assignee may deem necessary or desirable in order to obtain the full benefits of this
Assignment and the rights and powers granted herein.

                  VIII    Assignment.  The Assignor shall not assign, delegate, pledge or otherwise encumber any of its rights or obligations hereunder except as provided in Section 3.9 of the Mortgage.

                  IX      Assignor's Representations and Warranties.  The Assignor represents and warrants that the Lease is in full force and effect and is enforceable in accordance with its terms as against it, that neither the Assignor nor the Assignee is in default thereunder, that a true and correct copy of the executed original of the Lease to be held by the Assignee has been delivered to Assignee, and that it has not assigned, transferred or pledged, and hereby covenants that it will not assign or transfer (except as permitted by Section VIII), or pledge, the whole or any part of the rents, moneys, claims, rights, powers, remedies, title or interests hereby assigned to any Person other than the Assignee and its successors and assigns.

                  X       GOVERNING LAW.  THIS ASSIGNMENT IS BEING DELIVERED IN THE STATE OF NEW YORK.  THIS
ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  XI      Counterparts.  This Assignment may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument.

                  XII.    Miscellaneous

                  .  This Assignment may not be amended, supplemented, modified or waived without the prior written consent of the Assignee.  This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  Except as otherwise provided in this Agreement, all notices hereunder shall be in writing and shall be given in the manner and at the addresses provided for notices under the Lease.

                  IN WITNESS WHEREOF, the Assignor and the Assignee have duly executed this Assignment as of the date first set forth above.

                                                     FRONTIER AIRLINES, INC.,
                                                          as Assignor

                                                     By:
                                                         Name:
                                                         Title:

                                                     [***],
                                                           as Assignee

                                                     By:
                                                          Name:
                                                          Title:

                                                                                          EXHIBIT A
                                                                                          TO LEASE
                                                                                         ASSIGNMENT

                                               CONSENT AND AGREEMENT

                  ____________, a __________ corporation (the "Lessee"), hereby acknowledges receipt of notice of and consents to all the terms of the foregoing Lease Assignment (the "Assignment", terms being used herein as therein defined or incorporated therein by reference) and agrees that:

1.       The Lessee shall be fully bound by all terms and conditions of the Assignment.

2.       All representations, warranties, indemnities, covenants and agreements of the Lessee hereunder and under the Lease shall inure to the benefit of, and to the extent provided in the Assignment shall be enforceable by, the Assignee, its successors and assigns, to the same extent as if originally named the Lessor therein.

3.       None of the Assignee and its successors and assigns shall be liable for any of the obligations or duties of the Assignor under the Lease except as provided in the Assignment.

4.       Upon receipt of written notice from the Assignee that an Event of Default has occurred under the
Mortgage, the Lessee agrees to thereafter pay all rent, reserves, damages and other amounts becoming due under the Lease directly to the Assignee.

5.       The Lessee hereby represents and warrants that (a) the Lessee is a Company validly existing under the laws of the jurisdiction of its organization, (b) the making and performance of the Lease and this Consent and
Agreement have been duly authorized by all necessary action on the part of the Lessee, and do not contravene the
Lessee's organizational documents or any indenture, credit agreement or other contractual agreement to which the
Lessee is a party or by which it is bound, (c) the Lease constitutes, as of the date thereof and at all time thereafter to and including the date of this Consent and Agreement, and this Consent and Agreement constitutes, legal, valid and binding obligations of the Lessee enforceable against the Lessee in accordance with their respective terms except to the extent such enforceability is affected by moratorium, insolvency, bankruptcy, reorganization and other losses affecting creditors' rights in general and general principles of equity, and (d)
no "Event of Default" or "Default" under the Lease has occurred and is continuing.

6.       The Lessee covenants and agrees that if an Event of Default exists under the Mortgage and the Lease is terminated, the Lessee will at the request of the Assignee enter into a new lease directly with the Assignee in respect of the Aircraft on the same terms and conditions as the Lease.

7.       It is understood that:

(a)      Notices to the Lessee pursuant to or in connection with the Assignment shall be in writing and shall be addressed to the Lessee at [ADDRESS], Attention:  __________________.

(b)      This Consent and Agreement may be signed in any number of counterparts with the same effect as if the signature to all such counterparts were upon the same instrument, and all such counterparts shall constitute but one instrument.

(c)      This Consent and Agreement shall be governed by and construed in accordance with the laws of the State of New York.

8.       The Lessee hereby confirms that as of the date hereof, except for the transactions contemplated by this
Consent and Agreement, it has not received notice from any Person of, and has not consented to, any assignment by any Person of any rights in, to or under the Lease.

                                                                             ,
                                                     [Name of Lessee]

                                                     By:
                                                     Title:

Dated: